UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22452
                                                    -----------

                            First Trust Series Fund
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2015
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

        First Trust Preferred
        Securities and Income Fund
        -----------------------------------------
        Annual Report
        For the Year Ended October 31, 2015


STONEBRIDGE
Advisors, LLC

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

Shareholder Letter ..........................................................  1
At a Glance .................................................................  2
Portfolio Commentary ........................................................  4
Understanding Your Fund Expenses ............................................  6
Portfolio of Investments ....................................................  7
Statement of Assets and Liabilities ......................................... 12
Statement of Operations ..................................................... 13
Statements of Changes in Net Assets ......................................... 14
Financial Highlights ........................................................ 15
Notes to Financial Statements ............................................... 20
Report of Independent Registered Public Accounting Firm ..................... 27
Additional Information ...................................................... 28
Board of Trustees and Officers .............................................. 32
Privacy Policy .............................................................. 34


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Preferred Securities and Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary from portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by the portfolio management team are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2015


Dear Shareholders:

Thank you for your investment in First Trust Preferred Securities and Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2015 (UNAUDITED)


-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
FIRST TRUST PREFERRED SECURITIES                NET ASSET
 AND INCOME FUND                               VALUE (NAV)
-----------------------------------------------------------
Class A (FPEAX)                                  $21.13
Class C (FPECX)                                  $21.17
Class F (FPEFX)                                  $21.31
Class I (FPEIX)                                  $21.21
Class R3 (FPERX)                                 $21.13
-----------------------------------------------------------


-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
Liberty Mutual Group, Inc.                         3.1%
Aquarius + Investments PLC for Swiss
   Reinsurance Co., Ltd.                           2.8
Farm Credit Bank of Texas, Series 1                2.6
Land O'Lakes Capital Trust I                       2.4
Friends Life Holdings PLC                          2.3
General Electric Capital Corp., Series A           2.2
CoBank ACB, Series F                               2.1
Lloyds Bank PLC                                    2.0
CHS, Inc., Series 2                                2.0
Bank of America Corp., Series Z                    2.0
                                                -------
                                        Total    23.5%
                                                =======

-----------------------------------------------------------
                                              % OF TOTAL
SECTOR ALLOCATION                             INVESTMENTS
-----------------------------------------------------------
Financials                                       80.4%
Consumer Staples                                   7.2
Utilities                                          5.5
Telecommunication Services                         3.9
Materials                                          2.5
Energy                                             0.5
                                                -------
                                        Total    100.0%
                                                =======


-----------------------------------------------------------
                                              % OF TOTAL
CREDIT QUALITY(1)                             INVESTMENTS
-----------------------------------------------------------
A+                                                2.9%
A                                                  2.9
A-                                                 5.5
BBB+                                              13.9
BBB                                                9.6
BBB-                                              22.2
BB+                                               13.3
BB                                                11.4
BB-                                                8.1
B+                                                 4.7
B                                                  0.8
NR                                                 4.7
                                                -------
                                        Total    100.0%
                                                =======


------------------------------------------------------------------------------------------------------------------------
                                              CLASS            CLASS            CLASS           CLASS            CLASS
DIVIDEND DISTRIBUTIONS                      A SHARES         C SHARES         F SHARES        I SHARES         R3 SHARES
------------------------------------------------------------------------------------------------------------------------
Current Monthly Distribution per Share(2)    $0.0931          $0.0799          $0.0948         $0.0975          $0.0887
Current Distribution Rate on NAV(3)           5.29%            4.53%            5.34%           5.52%            5.04%
------------------------------------------------------------------------------------------------------------------------


(1) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuer of the underlying securities in the Fund and not the Fund or its shares. Credit ratings are subject to change.

(2) Most recent distribution paid or declared through 10/31/2015. Subject to change in the future.

(3) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 10/31/2015. Subject to change in the future.

NR    Not Rated

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2015 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the BofA Merrill Lynch Fixed Rate Preferred Securities Index, the BofA Merrill Lynch U.S. Capital Securities Index and the Blended Index(a) from 1/11/2011 through 10/31/2015.


            First Trust Preferred       BofA Merrill Lynch          BofA Merrill Lynch
            Securities and Income       Fixed Rate Preferred        U.S. Capital Securities     Blended
            Fund - Class I Shares       Securities Index ("POP1")   Index ("C0CS")              Index (a)

1/11/11     $10,000                     $10,000                     $10,000                     $10,000
4/30/11      10,393                      10,454                      10,484                      10,469
10/31/11     10,521                      10,521                      10,138                      10,330
4/30/12      11,475                      11,142                      10,861                      11,002
10/31/12     12,398                      11,847                      11,958                      11,903
4/30/13      12,931                      12,288                      12,651                      12,470
10/31/13     11,894                      11,553                      12,711                      12,132
4/30/14      12,715                      12,485                      13,445                      12,965
10/31/14     13,163                      12,992                      13,899                      13,446
4/30/15      13,693                      13,573                      14,391                      13,987
10/31/15     13,862                      13,965                      14,123                      14,056

(a) The Blended Index Return is a 50/50 split between the BofA Merrill Lynch Fixed Rate Preferred Securities Index and BofA Merrill Lynch U.S. Capital Securities Index.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2015
------------------------------------------------------------------------------------------------------------------------------------
                       A SHARES           C SHARES       F SHARES   I SHARES   R3 SHARES   BLENDED       P0P1*            C0CS*
                       Inception          Inception      Inception  Inception  Inception   INDEX*     BofA Merril      BofA Merrill
                       2/25/2011          2/25/2011      3/2/2011   1/11/2011  3/2/2011               Lynch Fixed       Lynch U.S.
                                                                                                         Rate            Capital
                                                                                                       Preferred        Securities
                                                                                                      Securities          Index
                                                                                                         Index
------------------------------------------------------------------------------------------------------------------------------------
                                               W/MAX
                                               1.00%
                              W/MAX          CONTINGENT
                      W/O     4.50%    W/O    DEFERRED      W/O        W/O        W/O        W/O          W/O              W/O
AVERAGE ANNUAL       SALES    SALES   SALES    SALES       SALES      SALES      SALES      SALES        SALES            SALES
TOTAL RETURNS       CHARGES  CHARGE  CHARGES   CHARGE     CHARGES    CHARGES    CHARGES    CHARGES      CHARGES          CHARGES

1 Year               5.05%    0.33%   4.26%    3.26%      5.16%      5.35%      4.79%      4.52%        7.50%             1.60%
Since Inception      6.60%    5.55%   5.84%    5.84%      6.79%      7.04%      6.22%      7.34%        7.20%             7.45%

30-Day SEC Yield(1)       5.30%            4.80%          5.65%      5.80%      5.31%       N/A          N/A               N/A
------------------------------------------------------------------------------------------------------------------------------------



* Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor and Sub-Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, these indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total return with sales charges includes payment of the maximum sales charge of 4.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class F, Class I and Class R3 Shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The Rule 12b-1 service fees are 0.15% of average daily net assets for Class F Shares and combined Rule 12b-1 distribution and service fees are 0.50% of average daily net assets for Class R3 Shares, while Class I Shares do not have these fees. Prior to December 15, 2011, the combined Rule 12b-1 distribution and service fees for Class R3 Shares were 0.75% of average daily net assets.

(1) 30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the fee waiver and/or reimbursement of Fund expenses, which has the effect of lowering the Fund's expense ratio and generating a higher yield.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

                                  SUB-ADVISOR

Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") is the Sub-Advisor to First Trust Preferred Securities and Income Fund (the "Fund") and is a registered investment advisor based in Wilton, Connecticut. Stonebridge specializes in the management of preferred securities and North American equity income securities.

                           PORTFOLIO MANAGEMENT TEAM

SCOTT T. FLEMING - PRESIDENT AND CIO OF STONEBRIDGE ADVISORS LLC
ROBERT WOLF - VICE PRESIDENT, PORTFOLIO MANAGER AND SENIOR CREDIT ANALYST DANIELLE SALTERS, CFA - ASSOCIATE PORTFOLIO MANAGER AND CREDIT ANALYST

                            ANNUAL REPORT COMMENTARY

MARKET RECAP

The fiscal year ended October 31, 2015 was a period of solid returns and strong relative performance for the preferred and hybrid markets. Risk assets performed well throughout the first half of the period due to the low rate environment, increasing quantitative easing around the globe, and investor demand for yield. Outperformance of the preferred and hybrid securities markets, in particular, was driven by the excess spread and yield available and the improved creditworthiness of financials. During the second half of the period, we saw a bifurcation between the retail and institutional markets as the $1,000 par securities market was far more reactionary to macro events, while the $25 par securities market continued to rally driven by low interest rates and strong inflows into fund products. The retail market earned 7.50% during the fiscal year while the institutional market earned 1.60% based on The BofA Merrill Lynch Fixed Rate Preferred Securities Index ("P0P1") and The BofA Merrill Lynch U.S. Capital Securities Index ("C0CS"), respectively.

Low interest rates on a global basis continued to support the outperformance of long-duration fixed-rate securities. This also caused substantial outperformance of the retail preferred space, which has a higher percentage of fixed-for-life securities. Additional supporters of the outperformance of retail securities were the positive technical factors of strong flows into retail exchange-traded funds ("ETFs") of approximately $3.8 billion, and the lack of retail securities new issuance. Many of the European and U.S. companies that issued new securities focused on $1,000 par securities in U.S. dollars ("USD"). Low rates, particularly in Europe, have caused increased European investor participation in USD deals, driven by absolute yield differentials and a strengthening U.S. dollar.

PERFORMANCE ANALYSIS

The First Trust Preferred Securities and Income Fund (the "Fund") Class I shares produced a total return of 5.35% for the fiscal year ended October 31, 2015 compared to the blended index (a 50/50 blend of P0P1 and C0CS) total return of 4.52%. Throughout the period, the Fund provided comparable income to peer funds while maintaining an effective duration lower than the blended index.

The main contributors to the Fund's outperformance relative to the blended index were security selection in variable-rate, fixed-rate, and $1,000 par securities, as well as its overweight allocation in contingent convertible securities ("CoCos") and non-investment grade securities. Throughout the period, the Fund utilized fixed-to-float securities as its primary method to manage interest-rate risk and duration. The Fund's overweight of fixed-to-float securities and underweight of fixed-for-life securities detracted from relative performance as long duration securities outperformed shorter duration securities, but this was more than offset by security selection in these categories. The Fund also continued to increase its $1,000 par securities weighting during the period in order to increase its weighting in more defensive structures, such as fixed-to-floats, and to take advantage of relative value opportunities. As a result, the underweight of $25 par securities detracted from relative performance, but the Fund's security selection within $1,000 par securities led to a positive contribution for the segment. The Fund's weightings in CoCos and non-investment grade securities, none of which are represented in the blended index, were also positive contributors to performance.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

MARKET AND FUND OUTLOOK

The preferred and hybrid securities markets continue to benefit from strong market technicals and improving credit fundamentals. With recent strong economic data in the U.S., we believe the end of the zero interest rate policy by the Federal Reserve is inevitable. We expect that short-term rates will rise modestly in the U.S. while global interest rates remain low, causing the U.S. Treasury curve to flatten with the 10-year and 30-year parts of the curve to remain low by historical standards. In this environment, we continue to see attractive yields on preferred and hybrid securities relative to other parts of the fixed-income market. Furthermore, issuer credit fundamentals, particularly in the financials sector, should continue to support the preferred and hybrid securities markets into 2016. Yield spreads of preferred and hybrid securities relative to both U.S. Treasuries and other credit spread products remain wider than historical averages, which we believe should help drive positive performance in the asset class.

We expect preferred and hybrid securities issuance to be active in 2016 from both the financials and industrials sectors. Similar to what occurred in 2015, we anticipate new issuance will be met with strong demand as buyers have mostly been long-term investors in search of yield and attractive structures, and many of the new issues offer a component of rate protection. We also expect more new issuance to be generated by non-U.S. issuers, particularly European banks issuing CoCos to meet additional tier 1 ("AT1") regulatory capital requirements. Lack of supply within the U.S. hybrid securities market will likely continue to provide additional support for the secondary market.

We will continue to actively manage the Fund to protect against the downside risks in the market while aiming to outperform in all market environments on a risk-adjusted basis. With the potential for rate volatility, we believe it is prudent to maintain durations shorter than the blended index, particularly if we can do so while paying income comparable to the blended index yield. Despite the impending Federal Reserve rate hike, we believe that a slowly growing U.S. economy, stable to improving corporate credit, and limited supply continue to be supportive of the preferred and hybrid securities markets.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2015 (UNAUDITED)

As a shareholder of the First Trust Preferred Securities and Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

             --------------------------------------------------------------------------------------------------------
                                                                           HYPOTHETICAL
                           ACTUAL EXPENSES                          (5% RETURN BEFORE EXPENSES)
             ---------------------------------------------   -------------------------------------------
               BEGINNING       ENDING       EXPENSES PAID    BEGINNING        ENDING      EXPENSES PAID
                ACCOUNT        ACCOUNT      DURING PERIOD     ACCOUNT        ACCOUNT      DURING PERIOD   ANNUALIZED
                 VALUE          VALUE        5/01/2015 -       VALUE          VALUE        5/01/2015 -      EXPENSE
               5/1/2015      10/31/2015     10/31/2015 (a)   5/01/2015      10/31/2015    10/31/2015 (a)   RATIOS (b)
             --------------------------------------------------------------------------------------------------------
Class A       $ 1,000.00     $ 1,011.40       $  7.10       $ 1,000.00      $ 1,018.15      $  7.12          1.40%
Class C         1,000.00       1,007.60         10.88         1,000.00        1,014.37        10.92          2.15
Class F         1,000.00       1,012.30          6.59         1,000.00        1,018.65         6.61          1.30
Class I         1,000.00       1,012.60          5.83         1,000.00        1,019.41         5.85          1.15
Class R3        1,000.00       1,010.10          8.36         1,000.00        1,016.89         8.39          1.65


(a) Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period May 1, 2015 through October 31, 2015, multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2015

                                                                   STATED        STATED
   SHARES                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
$25 PAR PREFERRED SECURITIES - 24.2%

               BANKS - 8.9%
       20,450  Barclays Bank PLC, Series 3....................      7.10%          (a)       $      530,473
       59,895  Citigroup Capital XIII (b).....................      6.69%       10/30/40          1,521,333
       55,000  Citigroup, Inc., Series K (b)..................      6.88%          (a)            1,514,700
        2,577  City National Corp., Series D (b)..............      6.75%          (a)               74,862
       35,100  First Niagara Financial Group., Inc.,
                  Series B (b)................................      8.63%          (a)              966,654
      120,000  GMAC Capital Trust I, Series 2 (b).............      8.13%       02/15/40          3,099,600
       29,385  JPMorgan Chase & Co., Series BB................      6.15%          (a)              740,796
       87,630  PNC Financial Services Group, Inc.,
                  Series P (b)................................      6.13%          (a)            2,440,495
        3,800  Royal Bank of Scotland Group PLC, Series R.....      6.13%          (a)               94,962
       46,445  Royal Bank of Scotland Group PLC, Series S.....      6.60%          (a)            1,179,239
       20,000  Wells Fargo & Co., Series J....................      8.00%          (a)              561,000
       53,574  Wintrust Financial Corp., Series D (b).........      6.50%          (a)            1,382,745
       17,293  Zions Bancorporation, Series F.................      7.90%          (a)              459,129
                                                                                             --------------
                                                                                                 14,565,988
                                                                                             --------------
               CAPITAL MARKETS - 3.2%
       38,581  BGC Partners, Inc..............................      8.13%       06/15/42          1,048,246
       70,000  Deutsche Bank Contingent Capital Trust III.....      7.60%          (a)            1,871,800
       85,000  Deutsche Bank Contingent Capital Trust V.......      8.05%          (a)            2,323,900
                                                                                             --------------
                                                                                                  5,243,946
                                                                                             --------------
               CONSUMER FINANCE - 0.4%
       25,000  Ally Financial, Inc., Series A (b).............      8.50%          (a)              642,500
                                                                                             --------------
               DIVERSIFIED FINANCIAL SERVICES - 1.0%
       16,800  RBS Capital Funding Trust V, Series E..........      5.90%          (a)              414,120
       40,000  RBS Capital Funding Trust VI, Series F.........      6.25%          (a)            1,009,200
       11,200  RBS Capital Funding Trust VII, Series G........      6.08%          (a)              278,880
                                                                                             --------------
                                                                                                  1,702,200
                                                                                             --------------
               ELECTRIC UTILITIES - 0.4%
       25,000  Southern (The) Co..............................      6.25%       10/15/75            659,000
                                                                                             --------------
               FOOD PRODUCTS - 2.8%
       49,381  CHS, Inc., Series 1............................      7.88%          (a)            1,418,222
      115,000  CHS, Inc., Series 2 (b)........................      7.10%          (a)            3,183,200
                                                                                             --------------
                                                                                                  4,601,422
                                                                                             --------------
               INSURANCE - 3.6%
       40,000  Aspen Insurance Holdings Ltd. (b)..............      5.95%          (a)            1,019,600
       84,475  Endurance Specialty Holdings Ltd., Series B....      7.50%          (a)            2,200,574
          500  PartnerRe Ltd., Series D.......................      6.50%          (a)               13,550
       90,000  PartnerRe Ltd., Series E.......................      7.25%          (a)            2,572,200
                                                                                             --------------
                                                                                                  5,805,924
                                                                                             --------------
               OIL, GAS & CONSUMABLE FUELS - 0.5%
       30,000  NuStar Logistics, L.P. (b).....................      7.63%       01/15/43            768,600
                                                                                             --------------
               REAL ESTATE INVESTMENT TRUSTS - 3.4%
       24,015  American Homes 4 Rent, Series B (c)............      5.00%          (a)              600,375
       27,274  DuPont Fabros Technology, Inc., Series A.......      7.88%          (a)              687,032
       41,400  EPR Properties, Series F.......................      6.63%          (a)            1,050,732
       74,356  Equity Commonwealth, Series E..................      7.25%          (a)            1,902,770
       52,600  VEREIT, Inc., Series F.........................      6.70%          (a)            1,305,006
                                                                                             --------------
                                                                                                  5,545,915
                                                                                             --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

                                                                   STATED        STATED
   SHARES                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
$25 PAR PREFERRED SECURITIES (CONTINUED)

               TOTAL $25 PAR PREFERRED SECURITIES..........................................  $   39,535,495
               (Cost $39,018,863)                                                            --------------

$100 PAR PREFERRED SECURITIES - 3.3%

               BANKS - 3.3%
       21,600  CoBank ACB, Series G...........................      6.13%          (a)            1,970,326
       32,500  CoBank ACB, Series F (b) (d)...................      6.25%          (a)            3,377,969
                                                                                             --------------
               TOTAL $100 PAR PREFERRED SECURITIES.........................................       5,348,295
                                                                                             --------------
               (Cost $5,384,175)

$1,000 PAR PREFERRED SECURITIES - 5.8%

               BANKS - 2.9%
          500  AgStar Financial Services ACA (b) (e)..........      6.75%          (a)              531,531
        3,309  Farm Credit Bank of Texas, Series 1 (e)........     10.00%          (a)            4,177,613
                                                                                             --------------
                                                                                                  4,709,144
                                                                                             --------------
               DIVERSIFIED FINANCIAL SERVICES - 0.2%
          300  Pitney Bowes International Holdings, Inc.,
                  Series F (e)................................      6.13%          (a)              318,281
                                                                                             --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 1.9%
        2,500  Centaur Funding Corp. (e)......................      9.08%       04/21/20          3,100,000
                                                                                             --------------
               INSURANCE - 0.2%
          490  XLIT Ltd., Series D (f)........................      3.44%          (a)              405,475
                                                                                             --------------
               REAL ESTATE INVESTMENT TRUSTS - 0.6%
          750  Sovereign Real Estate Investment Trust (e).....     12.00%          (a)              955,312
                                                                                             --------------
               TOTAL $1,000 PAR PREFERRED SECURITIES.........................................     9,488,212
                                                                                             --------------
               (Cost $9,520,953)

    PAR                                                            STATED        STATED
   AMOUNT                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
CAPITAL PREFERRED SECURITIES - 63.5%

               BANKS - 24.5%
$   2,400,000  Banco Bilbao Vizcaya Argentaria S.A. (b).......      9.00%          (a)            2,593,560
    1,000,000  Banco do Brasil S.A. (b).......................      8.50%          (a)              907,050
    1,000,000  Banco do Brasil S.A. (b).......................      9.25%          (a)              713,750
    3,000,000  Bank of America Corp., Series Z (b)............      6.50%          (a)            3,138,780
    2,000,000  Barclays PLC (b)...............................      8.25%          (a)            2,134,410
    2,750,000  Citizens Financial Group, Inc. (b) (d).........      5.50%          (a)            2,708,750
    1,000,000  Commerzbank AG.................................      8.13%       09/19/23          1,161,670
    1,000,000  Countrywide Capital III, Series B..............      8.05%       06/15/27          1,251,282
    1,000,000  Credit Agricole S.A. (b).......................      8.38%          (a)            1,137,600
    2,000,000  Dresdner Funding Trust I.......................      8.15%       06/30/31          2,476,752
    2,500,000  Fuerstenberg Capital International Sarl &
                  Cie SECS (b)................................     10.25%          (a)            2,593,017
      750,000  JPMorgan Chase & Co., Series S (b).............      6.75%          (a)              814,688
      500,000  KeyCorp Capital II (g).........................      6.88%       03/17/29            574,552
      500,000  LBG Capital No.1 PLC (b).......................      8.50%          (a)              584,235
    2,275,000  Lloyds Bank PLC (b) (d)........................     12.00%          (a)            3,287,375


Page 8                  See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

    PAR                                                            STATED        STATED
   AMOUNT                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               BANKS (CONTINUED)
$   1,298,000  Natixis S.A. (b)...............................     10.00%          (a)       $    1,495,945
    2,145,000  NIBC Bank N.V..................................      7.63%          (a)            2,166,763
    1,000,000  Royal Bank of Scotland Group PLC (b)...........      7.50%          (a)            1,037,500
    2,000,000  Royal Bank of Scotland Group PLC (b)...........      8.00%          (a)            2,095,000
    3,000,000  Societe Generale SA (b) (d)....................      8.00%          (a)            3,036,099
    1,000,000  Wells Fargo & Co., Series U (b)................      5.88%          (a)            1,058,950
    2,741,000  Zions Bancorporation, Series J (b).............      7.20%          (a)            2,960,280
                                                                                             --------------
                                                                                                 39,928,008
                                                                                             --------------
               CAPITAL MARKETS - 1.9%
    1,041,000  Deutsche Bank Capital Trust IV (b) (g).........      4.59%          (a)            1,035,514
    1,500,000  Goldman Sachs Capital III (f)..................      4.00%          (a)            1,080,000
    1,000,000  UBS Group AG (b)...............................      7.13%          (a)            1,045,020
                                                                                             --------------
                                                                                                  3,160,534
                                                                                             --------------
               DIVERSIFIED FINANCIAL SERVICES - 5.9%
    3,000,000  General Electric Capital Corp., Series A (b)...      7.13%          (a)            3,528,750
    1,000,000  General Electric Capital Corp., Series B (b)...      6.25%          (a)            1,114,600
    2,250,000  Glen Meadow Pass Through Trust (b) (d).........      6.51%       02/12/67          1,951,875
    3,030,000  Macquarie PMI LLC..............................      8.38%          (a)            3,044,620
                                                                                             --------------
                                                                                                  9,639,845
                                                                                             --------------
               DIVERSIFIED TELECOMMUNICATION SERVICES - 2.0%
    2,370,000  Colombia Telecomunicaciones S.A. ESP (b).......      8.50%          (a)            2,130,037
    1,000,000  Koninklijke KPN NV (b).........................      7.00%       03/28/73          1,035,370
                                                                                             --------------
                                                                                                  3,165,407
                                                                                             --------------
               ELECTRIC UTILITIES - 4.3%
    2,500,000  Enel SpA (b) (d)...............................      8.75%       09/24/73          2,887,500
    2,232,000  PPL Capital Funding, Inc., Series A (b)........      6.70%       03/30/67          1,886,625
    2,000,000  Southern California Edison Co., Series E (b)...      6.25%          (a)            2,225,000
                                                                                             --------------
                                                                                                  6,999,125
                                                                                             --------------
               FOOD PRODUCTS - 2.4%
    3,620,000  Land O'Lakes Capital Trust I (d)...............      7.45%       03/15/28          3,855,300
                                                                                             --------------
               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.7%
    1,075,000  AES Gener S.A. (b).............................      8.38%       12/18/73          1,118,000
                                                                                             --------------
               INSURANCE - 19.3%
    1,000,000  AG Insurance S.A. N.V. (b).....................      6.75%          (a)            1,081,375
    4,200,000  Aquarius + Investments PLC for Swiss
                  Reinsurance Co., Ltd. (b)...................      8.25%          (a)            4,585,535
    2,215,000  Assured Guaranty Municipal Holdings,
                  Inc. (b) (d)................................      6.40%       12/15/66          1,616,950
    2,000,000  Aviva PLC......................................      8.25%          (a)            2,191,160
    1,000,000  Catlin Insurance Co., Ltd. (b) (d).............      7.25%          (a)              860,000
    1,000,000  CNP Assurances (b).............................      6.88%          (a)            1,075,690
    2,500,000  CNP Assurances (b).............................      7.50%          (a)            2,744,210
    3,300,000  Friends Life Holdings PLC (b)..................      7.88%          (a)            3,692,060
      980,000  Hartford Financial Services Group, Inc. (b)....      8.13%       06/15/38          1,090,740
    1,680,000  La Mondiale SAM (b)............................      7.63%          (a)            1,827,000
    3,285,000  Liberty Mutual Group, Inc. (b).................     10.75%       06/15/58          4,935,712
      500,000  Meiji Yasuda Life Insurance Co. (b) (d)........      5.20%       10/20/45            516,978
    1,587,000  MetLife Capital Trust X (b) (d)................      9.25%       04/08/38          2,210,215
    1,250,000  MetLife, Inc. (b)..............................     10.75%       08/01/39          1,971,875
      500,000  MMI Capital Trust I, Series B..................      7.63%       12/15/27            567,055


                        See Notes to Financial Statements                 Page 9

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

    PAR                                                            STATED        STATED
   AMOUNT                        DESCRIPTION                        RATE        MATURITY         VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
CAPITAL PREFERRED SECURITIES (CONTINUED)

               INSURANCE (CONTINUED)
$     500,000  Sirius International Group Ltd. (b) (e)........      7.51%          (a)       $      506,250
                                                                                             --------------
                                                                                                 31,472,805
                                                                                             --------------
               METALS & MINING - 2.5%
    2,000,000  BHP Billiton Finance USA Ltd. (b) (d)..........      6.25%       10/19/75          2,047,500
    2,000,000  BHP Billiton Finance USA Ltd. (b) (d)..........      6.75%       10/19/75          2,042,500
                                                                                             --------------
                                                                                                  4,090,000
                                                                                             --------------
               TOTAL CAPITAL PREFERRED SECURITIES..........................................     103,429,024
                                                                                             --------------
               (Cost $104,629,148)


  PRINCIPAL                                                        STATED        STATED
    VALUE                        DESCRIPTION                       COUPON       MATURITY          VALUE
-------------  -----------------------------------------------   ----------   -------------  --------------
CORPORATE BONDS AND NOTES - 1.9%

               INSURANCE - 1.9%
    3,000,000  Land O'Lakes, Inc. (e).........................      8.00%          (a)            3,101,250
                                                                                             --------------
               (Cost $3,000,000)

               TOTAL INVESTMENTS - 98.7%...................................................     160,902,276
               (Cost $161,553,139) (h)

               NET OTHER ASSETS AND LIABILITIES - 1.3%.....................................       2,046,094
                                                                                             --------------
               NET ASSETS - 100.0%.........................................................  $  162,948,370
                                                                                             ==============


(a)   Perpetual maturity.

(b) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at October 31, 2015. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(c) Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at October 31, 2015.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the First Trust Series Fund's (the "Trust") Board of Trustees, this security has been determined to be liquid by Stonebridge Advisors LLC, the Fund's sub-advisor (the "Sub-Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgement. At October 31, 2015, securities noted as such amounted to $30,399,011 or 18.66% of net assets.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(f) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2015.

(g) Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be illiquid by the Sub-Advisor.

(h) Aggregate cost for federal income tax purposes is $161,789,269. As of October 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,008,959 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,895,952.


Page 10                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of October 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2015        PRICES          INPUTS           INPUTS
---------------------------------------------------    -------------   -------------   -------------   -------------
$25 Par Preferred Securities*......................    $  39,535,495   $  39,535,495   $          --   $          --
$100 Par Preferred Securities*.....................        5,348,295              --       5,348,295              --
$1,000 Par Preferred Securities*...................        9,488,212              --       9,488,212              --
Capital Preferred Securities*......................      103,429,024              --     103,429,024              --
Corporate Bonds and Notes*.........................        3,101,250              --       3,101,250              --
                                                       -------------   -------------   -------------   -------------
Total Investments..................................    $ 160,902,276   $  39,535,495   $ 121,366,781   $          --
                                                       =============   =============   =============   =============

* See the Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2015.


                        See Notes to Financial Statements                Page 11

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2015

ASSETS:
Investments, at value
   (Cost $161,553,139).............................................................................  $160,902,276
   Cash............................................................................................     2,577,119
Receivables:
   Interest........................................................................................     1,617,758
   Fund shares sold................................................................................       832,602
   Investment securities sold......................................................................       579,769
   Dividends.......................................................................................       149,260
Prepaid expenses...................................................................................        50,401
Other assets.......................................................................................         8,437
                                                                                                     ------------
   Total Assets....................................................................................   166,717,622
                                                                                                     ------------
LIABILITIES:
   Payables:
   Investment securities purchased.................................................................     3,013,915
   Fund shares repurchased.........................................................................       348,469
   Investment advisory fees........................................................................       143,149
   Distributions payable...........................................................................        79,236
   12b-1 distribution and service fees.............................................................        44,508
   Administrative fees.............................................................................        34,856
   Audit and tax fees..............................................................................        33,200
   Printing fees...................................................................................        24,940
   Transfer agent fees.............................................................................        21,061
   Custodian fees..................................................................................        16,427
   Registration fees...............................................................................         2,848
   Commitment fees.................................................................................         1,506
   Trustees' fees and expenses.....................................................................         1,490
   Financial reporting fees........................................................................           771
Other liabilities..................................................................................         2,876
                                                                                                     ------------
   Total Liabilities...............................................................................     3,769,252
                                                                                                     ------------
NET ASSETS.........................................................................................  $162,948,370
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................  $174,014,791
Par value ($0.01 per share with an unlimited number of shares authorized)..........................        76,919
Accumulated net investment income (loss)...........................................................       146,400
Accumulated net realized gain (loss) on investments................................................   (10,638,877)
Net unrealized appreciation (depreciation) on investments..........................................      (650,863)
                                                                                                     ------------
NET ASSETS.........................................................................................  $162,948,370
                                                                                                     ============

MAXIMUM OFFERING PRICE PER SHARE:
CLASS A SHARES:
   Net asset value and redemption price per share (Based on net assets of $28,585,278 and
     1,352,726 shares of beneficial interest issued and outstanding)...............................  $      21.13
   Maximum sales charge (4.50% of offering price)..................................................          1.00
                                                                                                     ------------
   Maximum offering price to public................................................................  $      22.13
                                                                                                     ============
CLASS C SHARES:
   Net asset value and redemption price per share (Based on net assets of $45,093,466 and
     2,129,968 shares of beneficial interest issued and outstanding)...............................  $      21.17
                                                                                                     ============
CLASS F SHARES:
   Net asset value and redemption price per share (Based on net assets of $2,500,783 and 117,364
     shares of beneficial interest issued and outstanding).........................................  $      21.31
                                                                                                     ============
CLASS I SHARES:
   Net asset value and redemption price per share (Based on net assets of $86,411,536 and
     4,074,951 shares of beneficial interest issued and outstanding)...............................  $      21.21
                                                                                                     ============
CLASS R3 SHARES:
   Net asset value and redemption price per share (Based on net assets of $357,307 and 16,911
     shares of beneficial interest issued and outstanding).........................................  $      21.13
                                                                                                     ============


Page 12                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2015

INVESTMENT INCOME:
Interest...........................................................................................  $  6,846,904
Dividends..........................................................................................     4,103,183
Other..............................................................................................       126,400
                                                                                                     ------------
   Total investment income.........................................................................    11,076,487
                                                                                                     ------------
EXPENSES:
Investment advisory fees...........................................................................     1,274,510
12b-1 distribution and/or service fees:
   Class A.........................................................................................        80,257
   Class C.........................................................................................       447,992
   Class F.........................................................................................         4,303
   Class R3........................................................................................         1,916
Transfer agent fees................................................................................       181,903
Registration fees..................................................................................        90,214
Administrative fees................................................................................        67,125
Expenses previously waived or reimbursed...........................................................        60,975
Legal fees.........................................................................................        58,831
Printing fees......................................................................................        36,708
Audit and tax fees.................................................................................        34,788
Custodian fees.....................................................................................        33,065
Commitment fees....................................................................................        19,855
Trustees' fees and expenses........................................................................        17,892
Financial reporting fees...........................................................................         9,250
Excise tax.........................................................................................         8,636
Listing expense....................................................................................         2,500
Other..............................................................................................        12,401
                                                                                                     ------------
   Total expenses..................................................................................     2,443,121
   Fees waived or expenses reimbursed by the investment advisor....................................       (67,919)
                                                                                                     ------------
Net expenses.......................................................................................     2,375,202
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS).......................................................................     8,701,285
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments............................................................       372,486
Net change in unrealized appreciation (depreciation) on investments................................    (1,448,520)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................    (1,076,034)
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS....................................  $  7,625,251
                                                                                                     ============


                        See Notes to Financial Statements                Page 13

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR             YEAR
                                                                                        ENDED            ENDED
                                                                                     10/31/2015       10/31/2014
                                                                                    -------------    -------------
OPERATIONS:
Net investment income (loss)......................................................  $   8,701,285    $   9,028,924
Net realized gain (loss)..........................................................        372,486       (4,146,443)
Net change in unrealized appreciation (depreciation)..............................     (1,448,520)      11,391,933
                                                                                    -------------    -------------
Net increase (decrease) in net assets resulting from operations...................       7,625,251      16,274,414
                                                                                    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A Shares....................................................................     (1,690,247)      (3,416,968)
Class C Shares....................................................................     (2,016,097)      (2,190,987)
Class F Shares....................................................................       (152,397)        (191,443)
Class I Shares....................................................................     (4,338,486)      (2,812,589)
Class R3 Shares...................................................................        (19,214)         (23,181)
                                                                                    -------------    -------------
                                                                                       (8,216,441)      (8,635,168)
                                                                                    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM RETURN OF CAPITAL:
Class A Shares....................................................................             --          (82,755)
Class C Shares....................................................................             --          (53,063)
Class F Shares....................................................................             --           (4,636)
Class I Shares....................................................................             --          (68,117)
Class R3 Shares...................................................................             --             (562)
                                                                                    -------------    -------------
                                                                                               --         (209,133)
                                                                                    -------------    -------------
Total distributions to shareholders...............................................     (8,216,441)      (8,844,301)
                                                                                    -------------    -------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold.........................................................     56,294,234       59,865,570
Proceeds from shares reinvested...................................................      7,209,207        7,470,411
Cost of shares redeemed...........................................................    (52,197,485)    (131,107,450)
                                                                                    -------------    -------------
Net increase (decrease) in net assets resulting from capital transactions.........     11,305,956      (63,771,469)
                                                                                    -------------    -------------
Total increase (decrease) in net assets...........................................     10,714,766      (56,341,356)

NET ASSETS:
Beginning of period...............................................................    152,233,604      208,574,960
                                                                                    -------------    -------------
End of period.....................................................................  $ 162,948,370    $ 152,233,604
                                                                                    =============    =============
Accumulated net investment income (loss) at end of period.........................  $     146,400    $      36,688
                                                                                    =============    =============


Page 14                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                  FOR THE PERIOD
                                                                   YEAR ENDED OCTOBER 31,                          2/25/2011 (a)
                                              -----------------------------------------------------------------       THROUGH
CLASS A SHARES                                     2015             2014             2013             2012          10/31/2011
                                              --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period........    $    21.20       $    20.27       $    22.42       $    20.10       $    20.26
                                                ----------       ----------       ----------       ----------       ----------
 INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................          1.18 (b)         1.14 (b)         0.98 (b)         0.89 (b)         0.79
Net realized and unrealized gain (loss).....         (0.13)            0.91            (1.91)            2.55            (0.11)
                                                ----------       ----------       ----------       ----------       ----------
Total from investment operations............          1.05             2.05            (0.93)            3.44             0.68
                                                ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................         (1.12)           (1.09)           (0.98)           (1.12)           (0.84)
Net realized gain...........................            --               --            (0.09)           (0.00) (c)          --
Return of capital...........................            --            (0.03)           (0.15)              --               --
                                                ----------       ----------       ----------       ----------       ----------
Total distributions.........................         (1.12)           (1.12)           (1.22)           (1.12)           (0.84)
                                                ----------       ----------       ----------       ----------       ----------
Net asset value, end of period..............    $    21.13       $    21.20       $    20.27       $    22.42       $    20.10
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (d)............................          5.05%           10.35%           (4.36)%          17.60%            3.45%
                                                ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........    $   28,585       $   32,874       $   90,286       $   83,717       $    6,932
Ratio of total expenses to average net
   assets...................................          1.50% (e)        1.40%            1.44%            1.83%            6.68% (f)
Ratio of net expenses to average net
   assets...................................          1.41% (e)        1.40%            1.40%            1.40%            1.40% (f)
Ratio of net investment income (loss) to
   average net assets.......................          5.55%            5.47%            4.52%            4.13%            4.68% (f)
Portfolio turnover rate.....................           123%             170%              60%              60%              88%

(a)   Class A Shares commenced operations on February 25, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e) Ratio reflects excise tax of 0.01% which is not included in the expense cap.

(f)   Annualized.


See Notes to Financial Statements                  Page 15

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                  FOR THE PERIOD
                                                                   YEAR ENDED OCTOBER 31,                          2/25/2011 (a)
                                              -----------------------------------------------------------------       THROUGH
CLASS C SHARES                                     2015             2014             2013             2012          10/31/2011
                                              --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period........    $    21.24       $    20.30       $    22.45       $    20.13       $    20.26
                                                ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................          1.02 (b)         0.99 (b)         0.83 (b)         0.73 (b)         0.69
Net realized and unrealized gain (loss).....         (0.13)            0.91            (1.93)            2.55            (0.08)
                                                ----------       ----------       ----------       ----------       ----------
Total from investment operations............          0.89             1.90            (1.10)            3.28             0.61
                                                ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................         (0.96)           (0.94)           (0.84)           (0.96)           (0.74)
Net realized gain...........................            --               --            (0.08)           (0.00) (c)          --
Return of capital...........................            --            (0.02)           (0.13)              --               --
                                                ----------       ----------       ----------       ----------       ----------
Total distributions.........................         (0.96)           (0.96)           (1.05)           (0.96)           (0.74)
                                                ----------       ----------       ----------       ----------       ----------
Net asset value, end of period..............    $    21.17       $    21.24       $    20.30       $    22.45       $    20.13
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (d)............................          4.26%            9.56%           (5.03)%          16.70%            3.08%
                                                ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........    $   45,093       $   45,248       $   55,376       $   36,681       $    2,720
Ratio of total expenses to average net
   assets...................................          2.16% (e)        2.18%            2.17%            2.66%            8.03% (f)
Ratio of net expenses to average net
   assets...................................          2.16% (e)        2.15%            2.15%            2.15%            2.15% (f)
Ratio of net investment income (loss) to
   average net assets.......................          4.79%            4.75%            3.81%            3.36%            4.10% (f)
Portfolio turnover rate.....................           123%             170%              60%              60%              88%

(a)   Class C Shares commenced operations on February 25, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e) Ratio reflects excise tax of 0.01% which is not included in the expense cap.

(f)   Annualized.


Page 16                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                  FOR THE PERIOD
                                                                   YEAR ENDED OCTOBER 31,                           3/2/2011 (a)
                                              -----------------------------------------------------------------       THROUGH
CLASS F SHARES                                     2015             2014             2013             2012          10/31/2011
                                              --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period........    $    21.37       $    20.42       $    22.59       $    20.12       $    20.25
                                                ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................          1.23 (b)         1.18 (b)         1.02 (b)         0.89 (b)         0.70
Net realized and unrealized gain (loss).....         (0.15)            0.91            (1.95)            2.72            (0.07)
                                                ----------       ----------       ----------       ----------       ----------
Total from investment operations............          1.08             2.09            (0.93)            3.61             0.63
                                                ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................         (1.14)           (1.11)           (1.01)           (1.14)           (0.76)
Net realized gain...........................            --               --            (0.08)           (0.00) (c)          --
Return of capital...........................            --            (0.03)           (0.15)              --               --
                                                ----------       ----------       ----------       ----------       ----------
Total distributions.........................         (1.14)           (1.14)           (1.24)           (1.14)           (0.76)
                                                ----------       ----------       ----------       ----------       ----------
Net asset value, end of period..............    $    21.31       $    21.37       $    20.42       $    22.59       $    20.12
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (d)............................          5.16%           10.48%           (4.32)%          18.47%            3.17%
                                                ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........    $    2,501       $    2,617       $    3,735       $    4,012       $        1
Ratio of total expenses to average net
   assets...................................          1.92%            1.81%            1.58%            3.71%          233.60% (e)
Ratio of net expenses to average net
   assets...................................          1.30%            1.30%            1.30%            1.30%            1.30% (e)
Ratio of net investment income (loss) to
   average net assets.......................          5.70%            5.64%            4.63%            4.09%            5.21% (e)
Portfolio turnover rate.....................           123%             170%              60%              60%              88%

(a) Class F Shares were initially seeded and commenced operations on March 2, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period. These returns include Rule 12b-1 service fees of 0.15% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e)   Annualized.


                        See Notes to Financial Statements                Page 17

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                  FOR THE PERIOD
                                                                   YEAR ENDED OCTOBER 31,                          1/11/2011 (a)
                                              -----------------------------------------------------------------       THROUGH
CLASS I SHARES                                     2015             2014             2013             2012          10/31/2011
                                              --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period........    $    21.27       $    20.33       $    22.47       $    20.15       $    20.00
                                                ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................          1.23 (b)         1.20 (b)         1.04 (b)         0.92 (b)         0.82
Net realized and unrealized gain (loss).....         (0.12)            0.91            (1.91)            2.57             0.21
                                                ----------       ----------       ----------       ----------       ----------
Total from investment operations............          1.11             2.11            (0.87)            3.49             1.03
                                                ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................         (1.17)           (1.14)           (1.03)           (1.17)           (0.88)
Net realized gain...........................            --               --            (0.09)           (0.00) (c)          --
Return of capital...........................            --            (0.03)           (0.15)              --               --
                                                ----------       ----------       ----------       ----------       ----------
Total distributions.........................         (1.17)           (1.17)           (1.27)           (1.17)           (0.88)
                                                ----------       ----------       ----------       ----------       ----------
Net asset value, end of period..............    $    21.21       $    21.27       $    20.33       $    22.47       $    20.15
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (d)............................          5.35%           10.65%           (4.06)%          17.84%            5.21%
                                                ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........    $   86,412       $   71,094       $   58,700       $   45,432       $      439
Ratio of total expenses to average net
   assets...................................          1.16% (e)        1.15%            1.23%            1.46%           22.09% (f)
Ratio of net expenses to average net
   assets...................................          1.16% (e)        1.15%            1.15%            1.15%            1.15% (f)
Ratio of net investment income (loss) to
   average net assets.......................          5.80%            5.74%            4.79%            4.20%            5.12% (f)
Portfolio turnover rate.....................           123%             170%              60%              60%              88%

(a) Class I Shares were initially seeded on December 16, 2010 and commenced operations on January 11, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e) Ratio reflects excise tax of 0.01% which is not included in the expense cap.

(f)   Annualized.


Page 18                 See Notes to Financial Statements

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                  FOR THE PERIOD
                                                                   YEAR ENDED OCTOBER 31,                           3/2/2011 (a)
                                              -----------------------------------------------------------------       THROUGH
CLASS R3 SHARES                                    2015             2014             2013             2012          10/31/2011
                                              --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period........    $    21.20       $    20.26       $    22.41       $    20.11       $    20.25
                                                ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)................          1.13 (b)         1.09 (b)         0.93 (b)         0.80 (b)         0.61
Net realized and unrealized gain (loss).....         (0.14)            0.92            (1.92)            2.56            (0.07)
                                                ----------       ----------       ----------       ----------       ----------
Total from investment operations............          0.99             2.01            (0.99)            3.36             0.54
                                                ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................         (1.06)           (1.04)           (0.92)           (1.06)           (0.68)
Net realized gain...........................            --               --            (0.10)           (0.00) (c)          --
Return of capital...........................            --            (0.03)           (0.14)              --               --
                                                ----------       ----------       ----------       ----------       ----------
Total distributions.........................         (1.06)           (1.07)           (1.16)           (1.06)           (0.68)
                                                ----------       ----------       ----------       ----------       ----------
Net asset value, end of period..............    $    21.13       $    21.20       $    20.26       $    22.41       $    20.11
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (d)............................          4.79%           10.14%           (4.61)%          17.19%            2.74%
                                                ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........    $      357       $      401       $      478       $      615       $        1
Ratio of total expenses to average net
   assets...................................          6.56% (e)        5.74%            4.87%           11.51%          301.79% (f)
Ratio of net expenses to average net
   assets...................................          1.66% (e)        1.65%            1.65%            1.65%            1.90% (f)
Ratio of net investment income (loss) to
   average net assets.......................          5.30%            5.25%            4.25%            3.66%            4.62% (f)
Portfolio turnover rate.....................           123%             170%              60%              60%              88%

(a) Class R3 Shares were initially seeded and commenced operations on March 2, 2011.

(b)   Based on average shares outstanding.

(c)   Amount is less than $0.01.

(d) Assumes reinvestment of all distributions for the period. These returns include combined Rule 12b-1 distribution and service fees of 0.50% effective December 15, 2011, and 0.75% prior to December 15, 2011, and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(e) Ratio reflects excise tax of 0.01% which is not included in the expense cap.

(f)   Annualized.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2015


                                1. ORGANIZATION

First Trust Preferred Securities and Income Fund (the "Fund") is a series of First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a non-diversified, open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers five classes of shares: Class A, Class C, Class F, Class I and Class R3. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's investment objective is to seek to provide current income and total return. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in preferred securities and other securities with similar economic characteristics. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing at the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service, or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Preferred stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Bonds, notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2015


      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2015

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

The Fund may hold the securities of real estate investment trusts ("REITs"). Distributions from such investments may include income, capital gains and return of capital. The actual character of amounts received during the year is not known until after the REITs' fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. RESTRICTED SECURITIES

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2015, the Fund held restricted securities as shown in the following table that Stonebridge Advisors LLC ("Stonebridge" or the "Sub-Advisor") has deemed illiquid pursuant to procedures adopted by the Trust's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity date and yield for these issuers.

                                                            SHARES/
                                           ACQUISITION        PAR        CURRENT      CARRYING                      % OF
SECURITY                                      DATE          AMOUNT        PRICE         COST          VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
AgStar Financial Services ACA, 6.75%         7/31/15             500   $ 1,063.063   $   526,250    $  531,531      0.33%
Centaur Funding Corp., 9.08%, 4/21/20    7/17/14-1/9/15        2,500     1,240.000     3,128,350     3,100,000      1.90
Farm Credit Bank of Texas,
    Series 1, 10.00%                     3/24/14-4/27/15       3,309     1,262.500     4,130,703     4,177,613      2.56
Land O'Lakes, Inc., 8.00%                    7/9/15       $3,000,000         1.034     3,000,000     3,101,250      1.90
Pitney Bowes International Holdings,
    Inc., Series F, 6.13%                    4/7/15              300     1,060.938       315,375       318,281      0.20
Sirius International Group Ltd, 7.51%        5/19/15       $ 500,000         1.013       525,000       506,250      0.31
Sovereign Real Estate
    Investment Trust, 12.00%                 2/5/15              750      1,273.75     1,005,000       955,312      0.59
                                                                                     --------------------------------------
                                                                                     $12,630,678    $12,690,237     7.79%
                                                                                     --------------------------------------

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2015


Permanent differences incurred during the year ended October 31, 2015, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) of $375,132, an increase in accumulated net realized gain (loss) on investments of $368,165 and an increase to paid-in capital of $6,967. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 was as follows:

Distributions paid from:                         2015           2014
Ordinary income............................  $  8,216,441   $  8,635,168
Capital gain...............................            --             --
Return of capital..........................            --        209,133

As of October 31, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income..............  $    308,049
Undistributed capital gains................            --
                                             ------------
Total undistributed earnings...............       308,049
Accumulated capital and other losses.......   (10,564,396)
Net unrealized appreciation (depreciation).      (886,993)
                                             ------------
Total accumulated earnings (losses)........   (11,143,340)
Other......................................            --
Paid-in capital............................   174,091,710
                                             ------------
Net assets.................................  $162,948,370
                                             ============

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, for federal income tax purposes, the Fund had a capital loss carryforward of $10,564,396 available, to the extent provided by regulations, to offset future capital gains.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014 and 2015 remain open to federal and state audit. As of October 31, 2015, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

The Fund pays all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.80% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Stonebridge, an affiliate of First Trust, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.40% of average daily net assets that is paid by First Trust out of its investment advisory fee.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2015


First Trust and Stonebridge have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.15% of average daily net assets of any class of Shares of the Fund (the "Expense Cap") until February 28, 2017 and then will not exceed 1.50% from March 1, 2017 to February 28, 2026 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust and Stonebridge are subject to recovery on a Fund class level by First Trust and Stonebridge up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding its Expense Cap in place at the time the expense was borne or the fee was waived by First Trust and Stonebridge. Class C and Class I amounts are included as "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2015 and the expenses borne by First Trust and Stonebridge subject to recovery for the periods indicated were as follows:

                                                       EXPENSES SUBJECT TO RECOVERY
                                    ------------------------------------------------------------------
                                     YEAR ENDED       YEAR ENDED         YEAR ENDED
  ADVISORY           EXPENSE        OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
 FEE WAIVER       REIMBURSEMENT         2013             2014               2015             TOTAL
------------      ------------      ------------      ------------      ------------      ------------
$    67,919        $       --        $  134,127        $   50,893        $   67,919        $  252,939

During the year ended October 31, 2015, First Trust recovered $60,975 of fees that were previously waived.

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2015                  OCTOBER 31, 2014

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                       465,300    $   9,878,142          377,644    $   7,798,542
     Class C                       281,791        5,999,358          167,887        3,518,855
     Class F                       146,344        3,141,137           38,025          792,945
     Class I                     1,750,444       37,275,597        2,252,138       47,755,228
     Class R3                           --               --               --               --
                                ----------    -------------       ----------    -------------
Total Sales:                     2,643,879    $  56,294,234        2,835,694    $  59,865,570
                                ==========    =============       ==========    =============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2015

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2015                  OCTOBER 31, 2014

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Dividend Reinvestment:
     Class A                        52,174    $   1,108,173          131,229    $   2,727,650
     Class C                        82,508        1,754,763           92,688        1,935,807
     Class F                         4,515           96,604            6,467          136,053
     Class I                       199,494        4,249,667          127,423        2,670,901
     Class R3                           --               --               --               --
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:       338,691    $   7,209,207          357,807    $   7,470,411
                                ==========    =============       ==========    =============

Redemptions:
     Class A                      (715,203)   $ (15,165,198)      (3,413,022)   $ (71,154,976)
     Class C                      (364,533)      (7,754,300)        (857,812)     (17,752,129)
     Class F                      (155,982)      (3,333,308)        (104,919)      (2,212,870)
     Class I                    (1,216,841)     (25,901,934)      (1,925,291)     (39,889,665)
     Class R3                       (2,012)         (42,745)          (4,679)         (97,810)
                                ----------    -------------       ----------    -------------
Total Redemptions:              (2,454,571)   $ (52,197,485)      (6,305,723)   $(131,107,450)
                                ==========    =============       ==========    =============


                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than short-term investments, for the year ended October 31, 2015, were $205,943,222 and $193,444,464, respectively.

                                 6. BORROWINGS

Effective April 25, 2014, the Trust, First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV entered into an $80 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders to be a liquidity backstop during periods of high redemption volume. Prior to March 26, 2015, a commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans was charged by Scotia. Effective March 26, 2015, the commitment fee was changed to 0.15%. First Trust allocates the commitment fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged.

The Fund did not have any borrowings outstanding during the year ended October 31, 2015.

                        7. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25%, 1.00%, 0.15% and 0.50% of their average daily net assets each year for Class A, Class C, Class F and Class R3, respectively, to reimburse and compensate First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                                OCTOBER 31, 2015


                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued and has determined that there was the following subsequent event:

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Fund, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Management anticipates that sometime before the end of December 2015, First Trust Portfolios L.P., First Trust's affiliate, will transfer its ownership interest in Stonebridge to First Trust Capital Partners LLC, an affiliate of both First Trust and First Trust Portfolios L.P. Like First Trust, First Trust Portfolios L.P. and First Trust Capital Partners LLC are owned by The Charger Corporation and Grace Partners of DuPage L.P. The anticipated transfer will not amount to a change of control of Stonebridge or an assignment of the sub-advisory agreement between the Fund and Stonebridge, and will otherwise have no effect on the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST PREFERRED SECURITIES AND INCOME FUND:

To the Board of Trustees and Shareholders of First Trust Preferred Securities and Income Fund:

We have audited the accompanying statement of assets and liabilities of First Trust Preferred Securities and Income Fund, (the "Fund"), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Preferred Securities and Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 64.15% of its ordinary income distributions (including short-term capital gains, if applicable) for the period ended October 31, 2015. 32.87% of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2015, qualify for corporate dividends received deduction available to corporate shareholders.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

INTEREST RATE RISK: If interest rates rise, the prices of fixed-rate preferred securities and other fixed-rate debt securities held by the Fund will fall.

PREFERRED SECURITIES RISK: Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

CONCENTRATION RISK: A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or sectors. Compared to the broad market, an individual industry or sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes.

CREDIT RISK: Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. In addition, parties to other financial contracts with the Fund could default on their obligations.

CURRENCY RISK: Although the Fund's net asset value is determined on the basis of U.S. dollars, because the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

DEPOSITARY RECEIPTS RISK: Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert equity shares into depositary receipts and vice versa. Such restrictions may cause equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)


FINANCIAL COMPANY RISK: The Fund invests in the securities of financial companies, which may include banks, thrifts, brokerage firms, broker-dealers, investment banks, finance companies, REITs and companies involved in the insurance industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; government regulation; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

NON-DIVERSIFICATION RISK: The Fund is classified as "non-diversified" under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

REIT RISK: Investing in REITs involves risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.

NON U.S. SECURITIES RISK: The Fund may invest in securities of non U.S. issuers. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of the First Trust Series Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust Preferred Securities and Income Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Stonebridge Advisors LLC (the "Sub-Advisor"), at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)


the meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. The Board considered the significant asset growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team and recent additions to the Sub-Advisor's staff. The Board considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor provides advisory services to a closed-end fund and an open-end fund sub-advised by the Sub-Advisor and to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges similar advisory fee rates to the Fund and the closed-end and open-end funds and a lower fee rate to the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board noted that the Sub-Advisor provides sub-advisory services to the closed-end and the open-end funds referred to above and that the sub-advisory fee rates charged for the closed-end and open-end funds are similar to the sub-advisory fee rate for the Fund. In addition, the Board reviewed data prepared by MPI showing the advisory fee and expense ratio (Class A shares) of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that
(i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) most of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds; and (iii) some of the peer funds do not employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the MPI Peer Group. The Board considered that the Advisor and Sub-Advisor agreed to waive fees and/or pay Fund expenses through February 28, 2017 to the extent necessary to prevent the annual operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses) from exceeding 1.15% of a class' average daily net assets, and from March 1, 2017 through February 28, 2026 to the extent necessary to prevent annual operating expenses (with the same exclusions) from exceeding 1.50% of a class' average daily net assets. The Board noted that fees waived or expenses borne by the Advisor and Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fees were waived or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived or the expenses were borne by the Advisor and Sub-Advisor.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance (based on Class A shares) for the one-year, three-year and since-inception periods ended December 31, 2014 to the performance of the MPI Peer Group and to two benchmark indexes, one of which is a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information presented, the Board noted that the Fund's performance was above the average performance for the MPI Peer Group for the one-year period ended December 31, 2014 and below the average erformance of the MPI Peer Group for the three-year and since-inception periods ended December 31, 2014.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)


The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board also considered the costs of the services provided and any profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and considered that the Advisor estimated that the Fund was not profitable for the Advisor. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b 1 fees and that First Trust also is compensated for providing fund reporting services to the Fund. The Board considered FTP's ownership interest in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest.

The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board did not receive information from the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor, and concluded that the profitability analysis for the Advisor was more relevant. The Board considered the fall-out benefits realized by Sub-Advisor from its relationship with the Fund, including potential fall-out benefits to the Sub-Advisor from the ownership interest of FTP in the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton Orthopedics;        117        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 East Liberty Drive,          o Since Trust       Limited Partnership; Member, Sportsmed LLC
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         117        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Trust       (May 2007 to March 2010), ADM Investor                       Inc., ADM
  Suite 400                        Inception         Services, Inc. (Futures Commission Merchant)                 Investor Services
Wheaton, IL 60187                                                                                                 International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association


Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 117        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since Trust       Consulting)                                                  Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee         o Indefinite Term   Managing Director and Chief Operating             117        Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,          o Since Trust       Harapan Educational Foundation                               Transport, Inc.
  Suite 400                        Inception         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                    President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014), Dew
                                                     Learning LLC (Educational Products and
                                                     Services); President (June 2002 to June 2012),
                                                     Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010 to         117        None
Chairman of the Board                                Present), President (until December 2010),
120 East Liberty Drive,          o Since Trust       First Trust Advisors L.P. and First Trust
  Suite 400                        Inception         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                    Directors, BondWave LLC (Software
D.O.B.: 09/55                                        Development Company/Investment Advisor
                                                     and Stonebridge Advisors LLC (Investment
                                                     Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December
120 E. Liberty Drive,   Executive Officer                                      2010 to Present) and Chief Financial
   Suite 400                                         o Since January 2012      Officer, First Trust Advisors L.P and
Wheaton, IL 60187                                                              First Trust Portfolios L.P.; Chief
D.O.B.: 11/57                                                                  Financial Officer, BondWave LLC
                                                                               (Software Development Company/
                                                                               Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to Present), First Trust
   Suite 400            Accounting Officer           o Since January 2012      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust
120 E. Liberty Drive,   Legal Officer                                          Advisors L.P., First Trust Portfolios
   Suite 400                                         o Since Trust Inception   L.P.; Secretary and General Counsel,
Wheaton, IL 60187                                                              BondWave LLC (Software
D.O.B.: 05/60                                                                  Development Company/Investment
                                                                               Advisor); Secretary, Stonebridge Advisors
                                                                               LLC (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Trust Inception   First Trust Advisirs L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                                L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Chief Compliance
Wheaton, IL 60187                                      Officer since
D.O.B.: 12/66                                          January 2011

                                                     o Assistant Secretary
                                                       since January 2011

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Stonebridge Advisors, LLC
187 Danbury Road
Wilton, CT 06897

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

        First Trust/Confluence
        Small Cap Value Fund
        -----------------------------------------
        Annual Report
        For the Year Ended October 31, 2015


Confluence Investment Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

Shareholder Letter ..........................................................  1
At a Glance .................................................................  2
Portfolio Commentary ........................................................  4
Understanding Your Fund Expenses ............................................  6
Portfolio of Investments ....................................................  7
Statement of Assets and Liabilities .........................................  9
Statement of Operations ..................................................... 10
Statements of Changes in Net Assets ......................................... 11
Financial Highlights ........................................................ 12
Notes to Financial Statements ............................................... 15
Report of Independent Registered Public Accounting Firm ..................... 20
Additional Information ...................................................... 21
Board of Trustees and Officers .............................................. 25
Privacy Policy .............................................................. 27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Confluence Small Cap Value Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's web page at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2015


Dear Shareholders:

Thank you for your investment in First Trust/Confluence Small Cap Value Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2015 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
                                                NET ASSET
FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND    VALUE (NAV)
-----------------------------------------------------------
Class A (FOVAX)                                  $26.34
Class C (FOVCX)                                  $24.51
Class I (FOVIX)                                  $26.84
-----------------------------------------------------------


-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN HOLDINGS                              INVESTMENTS
-----------------------------------------------------------
John Bean Technologies Corp.                      4.6%
VCA, Inc.                                         4.5
Morningstar, Inc.                                 4.5
Snyders-Lance, Inc.                               4.3
Re/Max Holdings, Inc., Class A                    4.1
Bank of Marin Bancorp                             3.9
Patterson Cos., Inc.                              3.8
Landstar System, Inc.                             3.7
Graco, Inc.                                       3.7
Brown & Brown, Inc.                               3.6
                                               -------
                                        Total    40.7%
                                               =======

-----------------------------------------------------------
                                              % OF TOTAL
SECTOR ALLOCATION                            INVESTMENTS
-----------------------------------------------------------
Industrials                                     33.2%
Financials                                       31.0
Health Care                                      19.9
Consumer Discretionary                            8.1
Consumer Staples                                  4.3
Information Technology                            3.5
                                               -------
                                        Total   100.0%
                                               =======

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2015 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the Russell 2000(R) Value Index and the Russell 2000(R) Index from 1/11/2011 through 10/31/2015.


            First Trust/Confluence
            Small Cap Value Fund -       Russell 2000(R)        Russell 2000(R)
                Class I Shares        Value Index ("R2000V")    Index ("R2000")
1/11/11            $10,000                   $10,000                $10,000
4/30/11             10,730                    10,966                10,716
10/31/11             9,790                     9,457                 9,261
4/30/12             10,554                    10,499                10,323
10/31/12            10,951                    10,599                10,601
4/30/13             12,260                    12,309                12,307
10/31/13            13,892                    14,023                14,389
4/30/14             14,285                    14,720                14,832
10/31/14            15,214                    15,129                15,548
4/30/15             15,626                    15,439                16,271
10/31/15            15,403                    14,693                15,601

--------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2015
--------------------------------------------------------------------------------------------------
                                                                  I SHARES
                          A SHARES               C SHARES         Inception
                     Inception 2/24/2011    Inception 3/2/2011    1/11/2011    R2000V*    R2000*
--------------------------------------------------------------------------------------------------
                                                       W/MAX
                                                       1.00%
                               W/MAX                 CONTINGENT
                      W/O      5.50%         W/O      DEFERRED       W/O         W/O        W/O
AVERAGE ANNUAL       SALES     SALES        SALES      SALES        SALES       SALES      SALES
TOTAL RETURNS       CHARGES   CHARGE       CHARGES     CHARGE      CHARGES     CHARGES    CHARGES
1 Year               1.22%    -4.34%        0.33%       -0.60%      1.23%       -2.88%      0.34%
Since Inception      9.04%     7.73%        7.37%        7.37%      9.41%        8.34%      9.70%


*Since inception return is based on the Class I Shares inception date.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

                                  SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or the "Sub-Advisor"), located in St. Louis, Missouri, serves as the sub-advisor to First Trust/Confluence Small Cap Value Fund (the "Fund"). The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in various market capitalization securities in a wide range of industries during various market cycles, working to provide attractive risk-adjusted returns to clients.

                           PORTFOLIO MANAGEMENT TEAM

MARK KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

DAVID MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER (PORTFOLIO MANAGER FOR THE FUND FROM 2011 THROUGH OCTOBER 31, 2015)

DANIEL WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

CHRIS STEIN - VICE PRESIDENT AND PORTFOLIO MANAGER

THOMAS W. DUGAN, CFA - ASSOCIATE VICE PRESIDENT AND PORTFOLIO MANAGER (PORTFOLIO MANAGER FOR THE FUND FROM NOVEMBER 1, 2015)

                                   COMMENTARY

MARKET RECAP

The small capitalization equity markets results for the Fund's fiscal year ended on October 31, 2015 were relatively weak compared to the prior years as the Russell 2000(R) Index and Russell 2000(R) Value Index posted results of 0.34% and -2.88%, respectively.

While the Federal Reserve's accommodative policy receives a lot of the credit for the strong markets the past few years, the strength in the equity markets could also be attributed to: expanding profit margins; increasing consumer confidence; lower starting valuations; and an improving economy. So why did the fiscal year that ended October 31, 2015 turn out to be such a tough year for investors? For starters, it was the first time since 2009 there was no tailwind from the Federal Reserve's Quantitative Easing Program, which ended in October 2014, and, more importantly, there was the prospect of the first Fed Funds rate increase since 2006. This created a lot of anxiety as to the timing of the first rate increase and the pace and magnitude of any future increase. This is normal behavior as the Federal Reserve's past moves in moving rates upward have been the primary cause of recessions post-World War II. Investor reaction to the uncertainty contributed to heightened volatility. There was also a correction of over 10% during the summer. Monetary policy was not solely responsible for the correction, as the economy also faced a strengthening dollar, collapsing commodity prices, and further weakening in China and other emerging markets. These factors combined to cloud economic prospects. This caused investors to reevaluate their exposure to equities for the first time in years and reassess their expectations. This is a normal and healthy process and should provide better opportunities for long-term investors, such as ourselves.

Regarding the Fund, the Class I Shares generated gains of 1.23% during the Fund's fiscal year ended October 31, 2015, outperforming the benchmarks. From inception (1/11/2011) through the end of October, the Fund is up 9.41%, on an annualized basis, which is generally in line with the performance of the Russell 2000(R) and Russell 2000(R) Value Indexes which posted gains of 9.70% and 8.43%, respectively, for the same period (returns are annualized for periods greater than a year).

PERFORMANCE ANALYSIS

During the Fund's fiscal year ended October 31, 2015, sector results were rather bifurcated with the commodity-oriented sectors, Energy and Materials, posting large negative declines for the Indexes while Consumer Staples and Health Care posted positive results. For the Fund, the relative weightings and performance of the Consumer Discretionary, Energy and Industrial sectors were positive contributors to relative performance. The Information Technology sector was the main detractor to relative performance (see attribution table).

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

PORTFOLIO ATTRIBUTION
10/31/2013 - 10/31/2014
--------------------------------------------------------------------------------------------------------------------------
                           RUSSELL 2000 VALUE         RUSSELL 2000                 FUND                  ATTRIBUTION
                        -----------------------  -----------------------  -----------------------  -----------------------
                                                                                                       vs RSL     vs RSL
SECTOR                        WGT        RTN           WGT        RTN          WGT         RTN          2000V      2000

Consumer Discretionary       12.05       (3.08)       14.49       (0.20)       7.00       18.87         1.08       1.04
Consumer Staples              2.74       11.54         3.03        6.55        3.49       21.64         0.42       0.53
Energy                        3.63      (53.87)        2.86      (48.53)       0.49      (35.42)        2.04       1.15
Financials                   42.01        2.95        24.49        3.34       28.79        4.09        (0.68)      0.16
Health Care                   5.21        9.30        15.66        9.11       18.71        2.79         0.04      (1.03)
Industrials                  12.66       (6.72)       13.38       (5.06)      31.79        1.55         1.39       0.64
Information Technology        9.91        2.90        17.20        9.79        2.54       (2.55)       (0.69)     (1.73)
Materials                     4.12      (22.27)        4.35      (14.21)       0.45       (5.55)        0.62       0.44
Telecom Services              0.84       (0.74)        0.91        0.49        0.00        0.00        (0.01)      0.02
Utilities                     6.80        1.90         3.63        0.29        0.00        0.00        (0.28)      0.04
Cash                          0.00        0.00         0.00        0.00        6.75        0.03        (0.02)     (0.43)
--------------------------------------------------------------------------------------------------------------------------

Sources: Factset and Confluence Investment Management. Index Data is based on the respective Exchange Traded Fund (iShares Russell 2000 and Russell 2000 Value).

Our investment approach of managing risk - risk defined as the probability of a permanent loss of capital - focuses our efforts on finding quality businesses trading at bargain prices. This philosophy has helped minimize losses during market downturns as it did in the previous periods, but also tends to lag when there is a sharp upward move in the market, as leveraged and cyclical businesses tend to garner investors' affection. With the small capitalization indexes, Russell 2000(R) and Russell 2000(R) Value, experiencing a few sharp pullbacks, it does not surprise us that the Fund would outperform as our emphasis on managing risk via focusing on high-quality businesses trading at reasonable valuations attract more investor attention in volatile markets.

Our approach is research intensive and is deployed with a bottom-up focus of investing in businesses in a relatively concentrated manner; therefore, performance is ultimately driven by the underlying strength of the holdings of the Fund and less influenced by macro or top-down sector weightings. The sector weightings (over/under) are more of a byproduct of what the market is presenting with an emphasis on owning a diversified portfolio of undervalued businesses.

In the Consumer Discretionary sector, the Fund benefited from solid returns from Culp (CFI) which posted returns of 60% and more than offset the weakness in Potbelly (PBPB) and Tumi (TUMI) which were down approx. -12% in the Fund. In the Industrials sector, the Fund benefited from John Bean Technologies (JBT), up 50%, and Exponent (EXPO), up 30%, which offset weakness in Raven Industries
(RAVN), down -24%, and Thermon Group (THR), down -17%. The Energy sector benefited from an underweighting in the sector although the Fund did sell C&J Energy Services (CJES) during the fiscal year.

The Fund's relative weakness in the Information Technology sector was driven by the underweighting in the sector and the performance of MTS Systems (MTSC) which was down -2.5%.

MARKET AND FUND OUTLOOK:

Our current view calls for a lengthy period of rising but low interest rates as the employment landscape remains sluggish with a low participation rate. There is also ample global capacity which should keep inflation subdued. We expect to see a very slow pace of rate increases. This should allow the economy to maintain growth and equities to maintain their footing in spite of higher interest rates, albeit with higher volatility.

As always, we remain focused on company-specific fundamentals and growth prospects, and believe the current market will continue to provide us with opportunities to buy quality companies at reasonable prices.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
UNDERSTANDING YOUR FUND EXPENSES
AS OF OCTOBER 31, 2015 (UNAUDITED)



As a shareholder of the First Trust/Confluence Small Cap Value Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

           --------------------------------------------------------------------------------------------------------
                                                                         HYPOTHETICAL
                         ACTUAL EXPENSES                          (5% RETURN BEFORE EXPENSES)
           ---------------------------------------------   -------------------------------------------
             BEGINNING       ENDING       EXPENSES PAID    BEGINNING        ENDING      EXPENSES PAID
              ACCOUNT        ACCOUNT      DURING PERIOD     ACCOUNT        ACCOUNT      DURING PERIOD   ANNUALIZED
               VALUE          VALUE        5/01/2015 -       VALUE          VALUE        5/01/2015 -      EXPENSE
             5/01/2015     10/31/2015     10/31/2015 (a)   5/01/2015      10/31/2015    10/31/2015 (a)   RATIOS (b)
           --------------------------------------------------------------------------------------------------------
Class A    $  1,000.00    $    987.60       $    8.02     $  1,000.00    $  1,017.14     $    8.13         1.60%
Class C       1,000.00         980.80           11.73        1,000.00       1,013.36         11.93         2.35
Class I       1,000.00         985.70            6.76        1,000.00       1,018.40          6.87         1.35

(a) Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period (May 1, 2015 through October 31, 2015), multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2015

   SHARES                                      DESCRIPTION                                       VALUE
-------------  ----------------------------------------------------------------------------  --------------
COMMON STOCKS - 85.7%

               AIR FREIGHT & LOGISTICS - 2.9%
        2,885  Forward Air Corp............................................................  $      130,864
                                                                                             --------------
               BANKS - 3.6%
        3,025  Bank of Marin Bancorp.......................................................         160,870
                                                                                             --------------
               CAPITAL MARKETS - 2.6%
       16,640  PennantPark Investment Corp. (a)............................................         114,982
                                                                                             --------------
               COMMERCIAL SERVICES & SUPPLIES - 1.7%
        2,962  Ritchie Bros. Auctioneers, Inc..............................................          76,923
                                                                                             --------------
               DIVERSIFIED FINANCIAL SERVICES - 4.1%
        2,224  Morningstar, Inc............................................................         182,613
                                                                                             --------------
               ELECTRICAL EQUIPMENT - 5.9%
        3,870  Franklin Electric Co., Inc..................................................         127,555
        6,787  Thermon Group Holdings, Inc. (b)............................................         136,487
                                                                                             --------------
                                                                                                    264,042
                                                                                             --------------
               ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.2%
        2,173  MTS Systems Corp............................................................         143,483
                                                                                             --------------
               FOOD PRODUCTS - 3.9%
        4,941  Snyder's-Lance, Inc.........................................................         175,603
                                                                                             --------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 7.9%
        3,515  Haemonetics Corp. (b).......................................................         118,737
        3,464  Halyard Health, Inc. (b)....................................................         102,811
        2,194  West Pharmaceutical Services, Inc...........................................         131,662
                                                                                             --------------
                                                                                                    353,210
                                                                                             --------------
               HEALTH CARE PROVIDERS & SERVICES - 7.6%
        3,265  Patterson Cos., Inc.........................................................         154,761
        3,395  VCA, Inc. (b)...............................................................         185,944
                                                                                             --------------
                                                                                                    340,705
                                                                                             --------------
               HOTELS, RESTAURANTS & LEISURE - 2.8%
       11,053  Potbelly Corp. (b)..........................................................         123,794
                                                                                             --------------
               INDUSTRIAL CONGLOMERATES - 3.0%
        7,305  Raven Industries, Inc.......................................................         133,024
                                                                                             --------------
               INSURANCE - 8.4%
        4,620  Brown & Brown, Inc..........................................................         149,087
        1,600  National Interstate Corp....................................................          45,920
        9,545  OneBeacon Insurance Group Ltd., Class A.....................................         137,352
          723  RLI Corp....................................................................          43,995
                                                                                             --------------
                                                                                                    376,354
                                                                                             --------------
               LIFE SCIENCES TOOLS & SERVICES - 2.7%
        1,377  Bio-Techne Corp.............................................................         121,451
                                                                                             --------------
               MACHINERY - 10.5%
        2,060  Graco, Inc..................................................................         151,204
        4,217  John Bean Technologies Corp.................................................         189,175
        4,154  Mueller Industries, Inc.....................................................         130,934
                                                                                             --------------
                                                                                                    471,313
                                                                                             --------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

   SHARES                                      DESCRIPTION                                       VALUE
-------------  ----------------------------------------------------------------------------  --------------
COMMON STOCKS (CONTINUED)

               PROFESSIONAL SERVICES - 3.0%
        2,618  Exponent, Inc...............................................................  $      134,591
                                                                                             --------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.8%
        4,513  RE/MAX Holdings, Inc., Class A..............................................         170,005
                                                                                             --------------
               ROAD & RAIL - 3.4%
        2,406  Landstar System, Inc........................................................         151,674
                                                                                             --------------
               TEXTILES, APPAREL & LUXURY GOODS - 4.7%
        3,393  Culp, Inc...................................................................         101,824
        6,687  Tumi Holdings, Inc. (b).....................................................         107,193
                                                                                             --------------
                                                                                                    209,017
                                                                                             --------------
               TOTAL COMMON STOCKS.........................................................       3,834,518
               (Cost $3,362,358)                                                             --------------


REAL ESTATE INVESTMENT TRUSTS - 6.0%

        8,450  Gladstone Commercial Corp...................................................         135,285
        5,888  Rayonier, Inc...............................................................         133,363
                                                                                             --------------
               TOTAL REAL ESTATE INVESTMENT TRUSTS.........................................         268,648
               (Cost $291,262)                                                               --------------
               TOTAL INVESTMENTS - 91.7%...................................................       4,103,166
               (Cost $3,653,620) (c)
               NET OTHER ASSETS AND LIABILITIES - 8.3%.....................................         369,697
                                                                                             --------------
               NET ASSETS - 100.0%.........................................................  $    4,472,863
                                                                                             ==============

-----------------------------

(a)   Business Development Company

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $3,653,620. As of October 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $692,913 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $243,367.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2015        PRICES          INPUTS           INPUTS
---------------------------------------------------    -------------   -------------   -------------   -------------
Common Stocks......................................    $   3,834,518   $   3,834,518     $       --      $      --
Real Estate Investment Trusts......................          268,648         268,648             --             --
                                                       -------------   -------------     ----------      ----------
Total Investments..................................    $   4,103,166   $   4,103,166     $       --      $       --
                                                       =============   =============     ==========      ==========

*See the Portfolio of Investments for industry breakout

All transfers in and out of the Levels during the period are assumed to be on the last day of the period at their current value. There were no transfers between Levels at October 31, 2015.


Page 8                  See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2015

ASSETS:
Investments, at value
   (Cost $3,653,620)...........................................................................      $  4,103,166
Cash...........................................................................................           338,632
Prepaid expenses...............................................................................            32,017
Receivables:
   Investment securities sold..................................................................            69,010
   From investment advisor.....................................................................            31,199
   Dividends...................................................................................             2,664
   Fund shares sold............................................................................                35
                                                                                                     ------------
   Total Assets................................................................................         4,576,723
                                                                                                     ------------
LIABILITIES:
Payables:
   Audit and tax fees..........................................................................            32,800
   Administrative fees.........................................................................            30,625
   Printing fees...............................................................................            12,077
   Investment securities purchased.............................................................             8,516
   Transfer agent fees.........................................................................             5,879
   Registration fees...........................................................................             3,055
   Legal fees..................................................................................             2,741
   12b-1 distribution and service fees.........................................................             2,143
   Custodian fees..............................................................................             1,626
   Trustees' fees and expenses.................................................................             1,337
   Commitment fees.............................................................................               869
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             1,421
                                                                                                     ------------
   Total Liabilities...........................................................................           103,860
                                                                                                     ------------
NET ASSETS.....................................................................................      $  4,472,863
                                                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $  3,952,547
Par value......................................................................................             1,756
Accumulated net investment income (loss).......................................................            (2,440)
Accumulated net realized gain (loss) on investments............................................            71,454
Net unrealized appreciation (depreciation) on investments......................................           449,546
                                                                                                     ------------
NET ASSETS.....................................................................................      $  4,472,863
                                                                                                     ============
MAXIMUM OFFERING PRICE PER SHARE:
CLASS A SHARES:
Net asset value and redemption price per share (Based on net assets of $1,413,019 and
   53,653 shares of beneficial interest issued and outstanding)................................      $      26.34
Maximum sales charge (5.50% of offering price).................................................              1.53
                                                                                                     ------------
Maximum offering price to public...............................................................      $      27.87
                                                                                                     ============
CLASS C SHARES:
Net asset value and redemption price per share (Based on net assets of $2,246,801 and
   91,672 shares of beneficial interest issued and outstanding)................................      $      24.51
                                                                                                     ============
CLASS I SHARES:
Net asset value and redemption price per share (Based on net assets of $813,043 and
   30,287 shares of beneficial interest issued and outstanding)................................      $      26.84
                                                                                                     ============


                        See Notes to Financial Statements                 Page 9

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2015

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $412).............................................      $     76,575
Interest.......................................................................................               104
                                                                                                     ------------
   Total investment income.....................................................................            76,679
                                                                                                     ------------
EXPENSES:
Transfer agent fees............................................................................            70,528
Administrative fees............................................................................            61,121
Registration fees..............................................................................            54,608
Investment advisory fees.......................................................................            43,411
Audit and tax fees.............................................................................            32,801
12b-1 distribution and/or service fees:
   Class A.....................................................................................             3,623
   Class C.....................................................................................            21,610
   Class R3....................................................................................                 3
Printing fees..................................................................................            17,918
Trustees' fees and expenses....................................................................            16,036
Commitment fees................................................................................            11,434
Financial reporting fees.......................................................................             9,250
Custodian fees.................................................................................             2,812
Legal fees.....................................................................................             2,547
Listing expense................................................................................             2,000
Other..........................................................................................             2,077
                                                                                                     ------------
   Total expenses..............................................................................           351,779
   Fees waived and expenses reimbursed by the investment advisor...............................          (267,934)
                                                                                                     ------------
Net expenses...................................................................................            83,845
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................            (7,166)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................            90,481
   Net change in unrealized appreciation (depreciation) on investments.........................           (43,891)
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................            46,590
                                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $     39,424
                                                                                                     ============


Page 10                 See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       YEAR              YEAR
                                                                                      ENDED             ENDED
                                                                                    10/31/2015        10/31/2014
                                                                                   ------------      ------------
OPERATIONS:
Net investment income (loss)...................................................    $     (7,166)     $    (13,810)
Net realized gain (loss).......................................................          90,481           282,669
Net change in unrealized appreciation (depreciation)...........................         (43,891)           49,701
                                                                                   ------------      ------------
Net increase (decrease) in net assets resulting from operations................          39,424           318,560
                                                                                   ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A Shares.................................................................         (80,157)          (55,654)
Class C Shares.................................................................        (153,521)          (88,218)
Class I Shares.................................................................         (40,367)          (11,590)
Class R3 Shares................................................................            (102)              (56)
                                                                                   ------------      ------------
Total distributions to shareholders............................................        (274,147)         (155,518)
                                                                                   ------------      ------------

CAPITAL TRANSACTIONS:
Proceeds from shares sold .....................................................       1,949,851           791,907
Proceeds from shares reinvested................................................         239,525           133,876
Cost of shares redeemed........................................................      (1,196,598)         (894,811)
                                                                                   ------------      ------------
Net increase (decrease) in net assets resulting from capital transactions......         992,778            30,972
                                                                                   ------------      ------------
Total increase (decrease) in net assets........................................         758,055           194,014
                                                                                   ------------      ------------

NET ASSETS:
Beginning of period............................................................       3,714,808         3,520,794
                                                                                   ------------      ------------
End of period..................................................................    $  4,472,863      $  3,714,808
                                                                                   ============      ============
Accumulated net investment income (loss) at end of period......................    $     (2,440)     $         --
                                                                                   ============      ============


                        See Notes to Financial Statements                Page 11

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   YEAR ENDED OCTOBER 31,                             PERIOD
                                              -----------------------------------------------------------------       ENDED
CLASS A SHARES                                     2015             2014             2013             2012        10/31/2011 (d)
                                              --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period........    $    28.03       $    26.77       $    21.58       $    19.54       $    20.10
                                                ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)............          0.04             0.00 (e)         0.10             0.23             0.03
Net realized and unrealized gain (loss).....          0.31             2.39             5.46             1.85            (0.59)
                                                ----------       ----------       ----------       ----------       ----------
Total from investment operations............          0.35             2.39             5.56             2.08            (0.56)
                                                ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................            --               --            (0.27)           (0.04)              --
Net realized gain...........................         (2.04)           (1.13)           (0.10)              --               --
                                                ----------       ----------       ----------       ----------       ----------
Total distributions.........................         (2.04)           (1.13)           (0.37)           (0.04)              --
                                                ----------       ----------       ----------       ----------       ----------
Net asset value, end of period..............    $    26.34       $    28.03       $    26.77       $    21.58       $    19.54
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (b)............................          1.22%            9.23%           26.16%           10.61%           (2.79)%
                                                ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........    $    1,413       $    1,144       $    1,288       $      651       $      218
Ratio of total expenses to average net
   assets...................................          7.61%            8.65%           11.29%           23.94%           60.42% (c)
Ratio of net expenses to average net
   assets...................................          1.60%            1.60%            1.60%            1.60%            1.60% (c)
Ratio of net investment income (loss) to
   average net assets.......................          0.16%            0.00% (f)        0.42%            1.10%            0.26% (c)
Portfolio turnover rate.....................            17%              39%              31%              11%              21%

(a)   Per share amounts have been calculated using the average shares method.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(c)   Annualized.

(d)   Class A Shares commenced operations on February 24, 2011.

(e)   Amount is less than $0.01.

(f)   Amount is less than 0.01%.


Page 12                 See Notes to Financial Statements

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   YEAR ENDED OCTOBER 31,                             PERIOD
                                              -----------------------------------------------------------------       ENDED
CLASS C SHARES                                     2015             2014             2013             2012        10/31/2011 (d)
                                              --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period........   $     26.44       $    25.51       $    20.59       $    18.81       $    20.10
                                                ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)............         (0.14)           (0.19)           (0.10)            0.05            (0.07)
Net realized and unrealized gain (loss).....          0.25             2.25             5.23             1.73            (1.22)
                                                ----------       ----------       ----------       ----------       ----------
Total from investment operations............          0.11             2.06             5.13             1.78            (1.29)
                                                ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................            --               --            (0.11)              --               --
Net realized gain...........................         (2.04)           (1.13)           (0.10)              --               --
                                                ----------       ----------       ----------       ----------       ----------
Total distributions.........................         (2.04)           (1.13)           (0.21)              --               --
                                                ----------       ----------       ----------       ----------       ----------
Net asset value, end of period..............    $    24.51       $    26.44       $    25.51       $    20.59       $    18.81
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (b)............................          0.33%            8.36%           25.11%            9.46%           (6.42)%
                                                ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........    $    2,247       $    1,977       $    1,956       $      615       $        8
Ratio of total expenses to average net
   assets...................................          7.93%            8.81%           10.45%           26.69%           98.09% (c)
Ratio of net expenses to average net
   assets...................................          2.35%            2.35%            2.35%            2.35%            2.35% (c)
Ratio of net investment income (loss) to
   average net assets.......................         (0.57)%          (0.73)%          (0.43)%           0.25%           (0.54)% (c)
Portfolio turnover rate.....................            17%              39%              31%              11%              21%

(a)   Per share amounts have been calculated using the average shares method.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(c)   Annualized.

(d)   Class C Shares commenced operations on March 2, 2011.


                        See Notes to Financial Statements                Page 13

FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   YEAR ENDED OCTOBER 31,                             PERIOD
                                              -----------------------------------------------------------------       ENDED
CLASS I SHARES                                     2015             2014             2013             2012        10/31/2011 (d)
                                              --------------   --------------   --------------   --------------   --------------
Net asset value, beginning of period........    $    28.52       $    27.15       $    21.81       $    19.58       $    20.00
                                                ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)............          0.10             0.08             0.16             0.26             0.07
Net realized and unrealized gain (loss).....          0.26             2.42             5.60             2.05            (0.49)
                                                ----------       ----------       ----------       ----------       ----------
Total from investment operations............          0.36             2.50             5.76             2.31            (0.42)
                                                ----------       ----------       ----------       ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.......................            --               --            (0.32)           (0.08)              --
Net realized gains..........................         (2.04)           (1.13)           (0.10)              --               --
                                                ----------       ----------       ----------       ----------       ----------
Total distributions.........................         (2.04)           (1.13)           (0.42)           (0.08)              --
                                                ----------       ----------       ----------       ----------       ----------
Net asset value, end of period..............    $    26.84       $    28.52       $    27.15       $    21.81       $    19.58
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (b)............................          1.23%            9.51%           26.85%           11.85%           (2.10)%
                                                ==========       ==========       ==========       ==========       ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........    $      813       $      592       $      276       $      141       $      164
Ratio of total expenses to average net
   assets...................................          8.46%           11.05%           17.52%           41.80%          103.62% (c)
Ratio of net expenses to average net
   assets...................................          1.35%            1.35%            1.35%            1.35%            1.35% (c)
Ratio of net investment income (loss) to
   average net assets.......................          0.38%            0.28%            0.66%            1.28%            0.43% (c)
Portfolio turnover rate.....................            17%              39%              31%              11%              21%

(a)   Per share amounts have been calculated using the average shares method.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the timer period presented and is not annualized for periods less than one year.

(c)   Annualized.

(d) Class I Shares were initially seeded on December 16, 2010 and commenced operations on January 11, 2011.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2015


                                1. ORGANIZATION

First Trust/Confluence Small Cap Value Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's investment objective is to seek to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings, if any) in equity securities of U.S. listed companies with small market capitalizations at the time of investment that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes have produced solid returns over extended periods of time. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, real estate investment trusts ("REITs") and other securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2015


which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and the accretion of discounts. Income is allocated on a pro rata basis to each class of shares.

The Fund may hold shares of business development companies ("BDCs"). The tax character of distributions received from these securities may vary when reported by the issuer after its tax reporting period concludes.

The Fund may hold the securities of REITs. Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will distribute to holders of its shares semi-annual dividends of all or a portion of its net income. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the year ended October 31, 2015, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) of $4,726, a decrease in accumulated net realized gain (loss) on investments of $4,203, and a decrease to paid-in capital of $523. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2015


The tax character of distributions paid during the fiscal years ended October 31, 2015 and 2014 was as follows:

Distributions paid from:                          2015             2014
Ordinary income............................  $     95,195     $     42,149
Capital gain...............................       178,952          113,369
Return of capital..........................            --               --

As of October 31, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income..............  $         --
Undistributed capital gains................        71,454
                                             ------------
Total undistributed earnings...............        71,454
Accumulated capital and other losses.......       (2,440)
Net unrealized appreciation (depreciation).       449,546
                                             ------------
Total accumulated earnings (losses)........       518,560
Other......................................            --
Paid-in capital............................     3,954,303
                                             ------------
Net assets.................................  $  4,472,863
                                             ============

D. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2015, the Fund incurred and elected to defer $2,440 in net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2012, 2013, 2014, and 2015 remain open to federal and state audit. As of October 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

E. EXPENSES

The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.50% of the Fund's average daily net assets that is paid by First Trust from its investment advisory fee.

First Trust and Confluence have agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of average daily net assets of any class of shares of the Fund (the "Expense Cap") until February 28, 2017 and then will not exceed 1.70% from March 1, 2017 to February 28, 2026 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust and Confluence are subject to recovery by First Trust and Confluence up to three years from the date the fee or expense was incurred, but no

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2015

reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap in place at the time the expense was borne or the fee was waived by First Trust and Confluence. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursement for the year ended October 31, 2015 and the expenses borne by First Trust and Confluence subject to recovery were as follows:

                                                       EXPENSES SUBJECT TO RECOVERY
                                    ------------------------------------------------------------------
                                     YEAR ENDED       YEAR ENDED         YEAR ENDED
  ADVISORY           EXPENSE        OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
 FEE WAIVER       REIMBURSEMENT         2013             2014               2015             TOTAL
------------      ------------      ------------      ------------      ------------      ------------
 $   43,411        $  224,523        $  236,557        $  283,909        $  267,934        $  788,400

Brown Brothers Harriman & Co. ("BBH") serves as the Fund's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As custodian, BBH is responsible for custody of the Fund's assets.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2015                  OCTOBER 31, 2014

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                        46,377    $   1,205,524           11,125    $     296,008
     Class C                        14,150          356,344            7,955          200,103
     Class I                        14,064          387,983           11,091          295,796
     Class R3*                          --               --               --               --
                                ----------    -------------       ----------    -------------
Total Sales:                        74,591    $   1,949,851           30,171    $     791,907
                                ==========    =============       ==========    =============

Dividend Reinvestment:
     Class A                         2,231    $      59,057            1,560    $      40,885
     Class C                         5,746           42,694            3,327           82,837
     Class I                         1,400           37,774              381           10,154
     Class R3*                          --               --               --               --
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:         9,377    $     239,525            5,268    $     133,876
                                ==========    =============       ==========    =============

Redemptions:
     Class A                       (35,778)   $    (957,963)         (19,967)   $    (534,713)
     Class C                        (2,998)         (75,107)         (13,160)        (336,696)
     Class I                        (5,946)        (162,207)            (865)         (23,402)
     Class R3*                         (50)          (1,321)              --               --
                                ----------    -------------       ----------    -------------
Total Redemptions:                 (44,722)   $  (1,196,598)         (33,992)   $    (894,811)
                                ==========    =============       ==========    =============

* Effective March 20, 2015, all oustanding Class R3 Shares were redeemed and no Class R3 Shares are currently available for purchase.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                OCTOBER 31, 2015


                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2015, were $1,248,869 and $698,160, respectively.

                                 6. BORROWINGS

The Trust, First Trust Exchange-Traded Fund III and First Trust Exchange-Traded Fund IV have an $80 million Credit Agreement with The Bank of Nova Scotia ("Scotia") as administrative agent for a group of lenders. Prior to March 26, 2015, a commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans was charged by Scotia. Effective March 26, 2015, the commitment fee was changed to 0.15%. First Trust allocates the commitment fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the year ended October 31, 2015.

                       7. DISTRIBUTION AND SERVICE PLANS

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subseqent event:

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Fund, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Fund, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities of First Trust/Confluence Small Cap Value Fund (the "Fund"), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the Fund's custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust/Confluence Small Cap Value Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. /s/ Deloitte & Touche LLP

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2015

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2015 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com;

(3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

The Fund hereby designates as qualified dividend income 45.69% of its ordinary income distributions (including short-term capital gains, if applicable) for the period ended October 31, 2015. 41.90% of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2015, qualify for corporate dividends received deduction available to corporate shareholders.

For the year ended October 31, 2015, the amount of long-term capital gain distributions designated by the Fund was $178,952 which is taxable at a maximum rate of 15% for federal income tax purposes.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Companies with smaller market capitalizations are generally subject to additional market risk.

MARKET CAPITALIZATION RISK: The Fund normally invests at least 80% of its assets in Small-Cap Companies. Because the market capitalization is measured at the time of its initial purchase, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the market capitalization range. Because of market movement, there can be no assurance that the securities held by the Fund will stay within the given market capitalization range. As a result, the Fund may be exposed to additional risk or investors may not be given the opportunity to invest fully in a certain market capitalization range.

SMALL CAP RISK: The Fund invests in Small-Cap Companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and dependence on a few key people, and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies. The market movements of equity securities issued by issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies may be less liquid than those of larger companies.

VALUE INVESTING RISK: The Fund focuses its investments on securities that the portfolio manager believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in them. These securities generally are selected on the basis of an issuer's business and economic fundamentals or the securities' current and projected credit profiles, relative to current market price. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2015 (UNAUDITED)


REAL ESTATE INVESTMENT RISK: The Fund invests in companies in the real estate industry, including REITs. Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry.

REIT RISK: REITs are subject to risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. Fund shareholders indirectly pay REIT fees and expenses.

BDC RISK: The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDCs included in the Fund may employ the use of leverage in its portfolio through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

INDUSTRIALS AND PRODUCER DURABLES SECTOR RISK. The Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT AND SUB-ADVISORY AGREEMENT

The Board of Trustees of the First Trust Series Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Trust, on behalf of the First Trust/Confluence Small Cap Value Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") and the Investment Sub Advisory Agreement (the "Sub Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Trust, on behalf of the Fund, the Advisor and Confluence Investment Management LLC (the "Sub-Advisor"), at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"), and to the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2015 (UNAUDITED)


and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. The Board considered the significant asset growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. With respect to the Sub-Advisory Agreement, the Board noted the background and experience of the Sub-Advisor's portfolio management team. The Board also reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds that have investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not charge a lower fee to any other client for which it provides comparable services. In addition, the Board reviewed data prepared by MPI showing the advisory fee and expense ratio (Class A shares) of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) all of the peer funds are larger than the Fund, some significantly so, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds and (ii) most of the peer funds do not employ an advisor/sub-advisor management structure. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the MPI Peer Group. The Board considered that the Advisor and Sub-Advisor agreed to waive fees and/or pay Fund expenses through February 28, 2017 to the extent necessary to prevent the annual operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b 1 plan, if any, and extraordinary expenses) from exceeding 1.35% of a class' average daily net assets, and from March 1, 2017 through February 28, 2026 to the extent necessary to prevent annual operating expenses (with the same exclusions) from exceeding 1.70% of a class' average daily net assets. The Board noted that fees waived or expenses borne by the Advisor and Sub-Advisor are subject to reimbursement by the Fund for up to three years from the date the fees were waived or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived or the expenses were borne by the Advisor and Sub-Advisor.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance (based on Class A shares) for the one-year, three-year and since-inception periods ended December 31, 2014 to the performance of the MPI Peer Group and to two benchmark indexes. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information presented, the Board noted that the Fund's performance was the highest in the MPI Peer Group for the one-year period and below the median of the MPI Peer Group for the three-year and since-inception periods ended December 31, 2014, and considered the Advisor's and the Sub-Advisor's explanations for that performance.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board also considered the costs of the services provided and any profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2015 (UNAUDITED)


limitations in the profitability analysis, and considered that the Advisor estimated that the Fund was not profitable for the Advisor. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b 1 fees and that First Trust also is compensated for providing fund reporting services to the Fund.

The Board considered that many of the Sub Advisor's costs are fixed, allowing for economies of scale with regard to certain costs. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board considered the Sub-Advisor's statement that it had negative net fees in sub-advising the Fund in 2014 as a result of fee waivers and expense reimbursements. The Board considered fall out benefits realized by the Sub Advisor and one of its affiliates from the relationship with the Fund. The Board noted that beginning in 2014, the Sub Advisor entered into soft dollar arrangements and that the Sub-Advisor stated that all credits obtained using soft dollars were used on behalf of the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2015 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton Orthopedics;        117        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 East Liberty Drive,          o Since Trust       Limited Partnership; Member, Sportsmed
  Suite 400                        Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         117        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services
120 East Liberty Drive,          o Since Trust       (May 2007 to March 2010), ADM Investor                       Inc., ADM
  Suite 400                        Inception         Services, Inc. (Futures Commission                           Investor Services
Wheaton, IL 60187                                    Merchant)                                                    International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association


Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 117        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since Trust       Consulting)                                                  Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee         o Indefinite Term   Managing Director and Chief Operating             117        Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,          o Since Trust       Harapan Educational Foundation                               Transport, Inc.
  Suite 400                        Inception         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                    President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014), Dew
                                                     Learning LLC (Educational Products and
                                                     Services); President (June 2002 to June 2012),
                                                     Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010 to         117        None
Chairman of the Board                                Present), President (until December 2010),
120 East Liberty Drive,          o Since Trust       First Trust Advisors L.P. and First Trust
  Suite 400                        Inception         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                    Directors, BondWave LLC (Software
D.O.B.: 09/55                                        Development Company/Investment Advisor
                                                     and Stonebridge Advisors LLC (Investment
                                                     Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2015 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since January 2012      L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to Present), First Trust
   Suite 400            Accounting Officer           o Since January 2012      Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
   Suite 400                                         o Since Trust Inception   BondWave LLC (Software Development Company/
Wheaton, IL 60187                                                              Investment Advisor); Secretary of Stonebridge
D.O.B.: 05/60                                                                  Advisors LLC (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Trust Inception   First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                                L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Chief Compliance
Wheaton, IL 60187                                      Officer since January
D.O.B.: 12/66                                          2011

                                                     o Assistant Secretary
                                                       since Trust Inception

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                          OCTOBER 31, 2015 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
20 Allen Avenue, Suite 300
Saint Louis, MO 63119

ADMINISTRATOR,
FUND ACCOUNTANT &
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

        First Trust Short Duration
        High Income Fund
        -----------------------------------------
        Annual Report
        For the Year Ended October 31, 2015

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

Shareholder Letter...........................................................  1
At a Glance..................................................................  2
Portfolio Commentary.........................................................  4
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments.....................................................  8
Statement of Assets and Liabilities.......................................... 22
Statement of Operations...................................................... 23
Statements of Changes in Net Assets.......................................... 24
Financial Highlights......................................................... 25
Notes to Financial Statements................................................ 28
Report of Independent Registered Public Accounting Firm...................... 34
Additional Information....................................................... 35
Board of Trustees and Officers............................................... 39
Privacy Policy............................................................... 41


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Short Duration High Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on the Fund's webpage at http://www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2015


Dear Shareholders:

Thank you for your investment in First Trust Short Duration High Income Fund (the "Fund").

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the annual report which contains detailed information about your investment for the 12 months ended October 31, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, most of 2015 has been volatile. Economic and global factors, such as the continued conflict in the Middle East, a sharp decline in oil prices and terrorism around the world, have impacted U.S. and global markets. Another factor that has weighed upon U.S. markets for most of the year is the fact that many economists had predicted that the Federal Reserve would begin to raise interest rates in 2015, which has still not happened.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
"AT A GLANCE"
AS OF OCTOBER 31, 2015 (UNAUDITED)

-----------------------------------------------------------
FUND STATISTICS
-----------------------------------------------------------
FIRST TRUST SHORT DURATION HIGH                 NET ASSET
   INCOME FUND                                 VALUE (NAV)
-----------------------------------------------------------
Class A (FDHAX)                                  $19.83
Class C (FDHCX)                                  $19.81
Class I (FDHIX)                                  $19.83
-----------------------------------------------------------


-----------------------------------------------------------
                                              % OF TOTAL
CREDIT QUALITY(1)                             INVESTMENTS
-----------------------------------------------------------
BBB                                                0.2%
BB+                                                2.8
BB                                                 7.6
BB-                                               14.1
B+                                                21.0
B                                                 24.7
B-                                                15.1
CCC+                                              11.4
CCC                                                1.2
CCC-                                               0.2
CC                                                 0.2
NR                                                 0.5
Privately rated securities                         1.0
                                                -------
                                        Total    100.0%
                                                =======


-----------------------------------------------------------
                                              % OF TOTAL
TOP TEN ISSUERS                               INVESTMENTS
-----------------------------------------------------------
New HB Acquisition LLC                             2.4%
Charter Communications Operating LLC               2.3
Level 3 Financing, Inc.                            2.1
Tenet Healthcare Corp.                             2.1
Caesars Growth Partners LLC                        2.0
Albertsons LLC                                     2.0
Valeant Pharmaceuticals International, Inc.        1.9
BJ's Wholesale Club, Inc.                          1.9
Portillo's Holdings LLC                            1.9
Amaya Holdings B.V.                                1.8
                                                -------
                                        Total     20.4%
                                                =======


-----------------------------------------------------------
                                              % OF TOTAL
INDUSTRY CLASSIFICATION                       INVESTMENTS
-----------------------------------------------------------
Hotels, Restaurants & Leisure                     12.8%
Media                                             11.2
Health Care Providers & Services                   9.7
Pharmaceuticals                                    7.1
Food Products                                      5.4
Life Sciences Tools & Services                     5.3
Diversified Telecommunication Services             5.1
Health Care Equipment & Supplies                   4.1
Food & Staples Retailing                           4.1
Software                                           3.6
Specialty Retail                                   3.2
Commercial Services & Supplies                     2.1
Diversified Consumer Services                      1.9
Professional Services                              1.7
Insurance                                          1.7
Wireless Telecommunication Services                1.7
Real Estate Management & Development               1.7
Aerospace & Defense                                1.6
Diversified Financial Services                     1.6
Chemicals                                          1.5
Containers & Packaging                             1.3
Real Estate Investment Trusts                      1.3
Health Care Technology                             1.1
Oil, Gas & Consumable Fuels                        1.0
Building Products                                  1.0
Auto Components                                    1.0
Road & Rail                                        1.0
IT Services                                        0.9
Independent Power and Renewable Electricity
   Producers                                       0.6
Consumer Finance                                   0.6
Semiconductors & Semiconductor Equipment           0.6
Diversified Business Services                      0.5
Electronic Equipment & Instruments                 0.5
Capital Markets                                    0.4
Trading Companies & Distributors                   0.4
Automobiles                                        0.3
Technology Hardware, Storage & Peripherals         0.2
Electric Utilities                                 0.2
Machinery                                          0.0*
                                                -------
                                        Total    100.0%
                                                =======

--------------------------------------------------------------------------------
                                               CLASS         CLASS        CLASS
DIVIDEND DISTRIBUTIONS                       A SHARES      C SHARES     I SHARES
--------------------------------------------------------------------------------
Current Monthly Distribution per Share (2)   $0.0738        $0.0612      $0.0780
Current Distribution Rate on NAV (3)          4.47%          3.71%        4.72%


* Amount represents less than 0.1%.

(1) The ratings are by Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to its debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates the issue is not rated. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not the Fund or its shares. Credit ratings are subject to change.

(2) Most recent distribution paid or declared through 10/31/2015. Subject to change in the future.

(3) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by NAV as of 10/31/2015. Subject to change in the future.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
"AT A GLANCE" (CONTINUED)
AS OF OCTOBER 31, 2015 (UNAUDITED)

          -----------------------------------------------------------
                      PERFORMANCE OF A $10,000 INVESTMENT
          -----------------------------------------------------------
          This chart compares your Fund's Class I performance to that of the BofA Merrill Lynch US High Yield Constrained Index, the S&P/LSTA Leveraged Loan Index and the Blended Index(a) from 11/1/2012 through 10/31/2015.

           First Trust Short                               BofA
             Duration High                          Merrill Lynch U.S.             S&P/LSTA
             Income Fund -         Blended              High Yield              Leveraged Loan
            Class I Shares      Benchmark (a)   Constrained Index ("HUC0")     Index ("SPBDAL")

11/1/12        $10,000            $10,000               $10,000                   $10,000
4/30/13         10,613             10,548                10,713                    10,384
10/31/13        10,811             10,705                10,869                    10,542
4/30/14         11,037             11,082                11,386                    10,783
10/31/14        11,178             11,198                11,504                    10,896
4/30/15         11,460             11,411                11,679                    11,144
10/31/15        11,282             11,112                11,270                    10,947

(a) The Blended Index return is a 50/50 split between the BofA Merrill Lynch US High Yield Constrained Index and the S&P/LSTA Leveraged Loan Index returns.

-----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF OCTOBER 31, 2015
-----------------------------------------------------------------------------------------------------------------------------
                                A SHARES               C SHARES               I SHARES          BLENDED
                           Inception 11/1/2012    Inception 11/1/2012     Inception 11/1/2012    INDEX*      HUC0*    SPBDAL*
-----------------------------------------------------------------------------------------------------------------------------
                                                              W/MAX
                                                              1.00%
                                       W/MAX                CONTINGENT
                             W/O       3.50%        W/O      DEFERRED             W/O              W/O        W/O       W/O
AVERAGE                     SALES      SALES       SALES      SALES              SALES            SALES      SALES     SALES
ANNUAL TOTAL RETURNS       CHARGES     CHARGE     CHARGES     CHARGE            CHARGES          CHARGES    CHARGES   CHARGES

1 Year                     0.63%      -2.87%       -0.12%     -1.09%             0.88%           -0.77%     -2.03%     0.46%
Since Inception            3.84%       2.61%        3.06%      3.06%             4.09%            3.59%      4.07%     3.06%

30-Day SEC Yield(1)              4.10%                   3.49%                   4.49%              N/A        N/A       N/A

* Since inception return is based on inception date of the Fund.

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that the shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor. An index is a statistical composite that tracks a specific financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

Performance of share classes will vary due to differences in sales charges and expenses. Total returns with sales charges include payment of the maximum sales charge of 3.50% for Class A Shares, a contingent deferred sales charge ("CDSC") of 1.00% for Class C Shares in year one and 12b-1 service fees of 0.25% per year of average daily net assets for Class A Shares and combined Rule 12b-1 distribution and service fees of 1.00% per year of average daily net assets for Class C Shares. Class I Shares do not have a front-end sales charge or a CDSC, nor do they pay distribution or service fees.

(1) 30-day SEC yield is calculated by dividing the net investment income per share earned during the most recent 30-day period by the maximum offering price per share on the last day of the period. The reported SEC yields are subsidized. The subsidized yields reflect the waiver and/or a reimbursement of Fund expenses, which has the effect of lowering the Fund's expense ratio and generating a higher yield.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

                               INVESTMENT MANAGER

The First Trust Leveraged Finance Team is comprised of eleven experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of October 31, 2015, the First Trust Leveraged Finance Team managed or supervised approximately $1.75 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
PETER FASONE, CFA - VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST SHORT DURATION HIGH INCOME FUND
The primary investment objective of First Trust Short Duration High Income Fund (the "Fund") is to seek to provide a high level of current income. The Fund's secondary objective is capital appreciation.

MARKET RECAP

The 12 months covered by this report were generally stronger for the senior loan market than for the high-yield bond market with trailing 12-month returns of 0.46% and -2.03% for the S&P/LSTA Leveraged Loan Index and the BofA Merrill Lynch US High Yield Constrained Index, respectively. For the first time in quite a while, a healthy dose of volatility was introduced into various markets. The volatility was initially driven largely by the continued decline in energy prices and was further fueled by idiosyncratic credit issues across a number of different industries. For example, headline and regulatory risk drove volatility that rippled throughout the pharmaceutical and healthcare industries. The backdrop during this period of volatility was investor fears over global growth concerns, largely induced by China's slowing growth rate and the potential impact such a deceleration might have on commodities and the global economy. Finally, fueling further volatility in the fixed income markets was the inconsistent rhetoric from the U.S. Federal Reserve (the "Fed") during the period. Investors have now begun to shift their expectations for the first interest rate increase to the latter part of 2015 or into 2016. Interest rates have indeed been volatile this year, as evidenced by the fact that 10-year Treasury yields opened the period at 2.34%, set an almost two year low on January 30, 2015 at 1.64%, only to rally to a 12-month high of 2.48% in the middle of June, to then fall back down to close October at 2.14%.

SENIOR LOAN MARKET

The S&P/LSTA Leveraged Loan Index returned 0.46% for the 12-month period ended October 31, 2015. Performance throughout the period was mixed with an equal number of positive and negative monthly returns.

From a credit quality perspective, higher credit rated issues provided the strongest performance for the period. Higher quality BB rated issues returned 3.10% in the period, significantly outperforming the returns of lower quality B rated issues at 0.62% and CCC rated issues at -2.12%. The average price of loans in the market began the period at $97.35, remained relatively unchanged until peaking at $97.57 at the end of April, and then fell to end the period at $93.68. (Source: S&P/LCD)

HIGH-YIELD BOND MARKET

The BofA Merrill Lynch US High Yield Constrained Index returned -2.03% for the 12-month period ended October 31, 2015.

Similar to the returns in the senior loan market, higher quality high-yield bonds outperformed lower quality high-yield bonds in the period. Higher quality BB rated issues returned 1.18% in the period, significantly outperforming the returns of lower quality B rated issues at -2.95% and CCC rated issues at -8.74%. The average price of bonds in the market entered the period at a high of $102.41 and ended the period at $94.23. (Source: Bloomberg/JPMorgan)

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

CREDIT QUALITY/DEFAULT RATES

During the period, the default rate hit a 12-month high of 3.99% in the S&P/LSTA Leveraged Loan Index in January and 3.06% in the JPMorgan High-Yield Bond Universe in February. The higher default rate was driven by the increased volatility in the Oil and Gas and Metals/Mining industries from the continued decline in energy prices. In addition, it was driven higher by the widely anticipated default of Texas Competitive Electric Holdings Co. LLC (TXU) in April of 2014. TXU is the largest senior loan debt issuer to default and a large high-yield bond issuer. The trailing 12-month default rate in the senior loan and high-yield bond markets declined sharply in April 2015, when TXU's default rolled off, and then remained relatively benign, ending the period at 1.32% and 2.21%, respectively, which is well below the long-term average for both asset classes.

Despite the strength of corporate balance sheets today, the lack of near-term debt maturities, and access to robust capital markets, we believe the default rates for both senior loans and high-yield bonds could drift higher in 2016 driven by lower commodity prices. However, we believe that corporate defaults will be modest and if they do increase, they will likely be contained within these cyclical commodity sectors and not systemic to the overall market.

FUND PERFORMANCE

The Fund's Class I Share performance since October 31, 2014 was 0.93%, significantly outperforming the blended index return of -0.77% (comprised of 50% S&P/LSTA Leveraged Loan Index and 50% BofA Merrill Lynch US High Yield Constrained Index) over the same time period.

The Fund's monthly distribution payment was increased over the last 12 months to $0.078 per share from $0.063 per share in October 2014. While current income remains the primary investment objective, we are also focused on total return and are pleased with the performance of the Fund, especially in light of recent volatility. At the end of the period, the effective yield based on this distribution rate was 4.72% for the Class I Shares.

The primary driver of this outperformance was the Fund's tilt towards senior loans, and away from high-yield bonds, in a market environment where senior loans significantly outperformed high-yield bonds. At the end of the period, the Fund's exposure to senior loans was 57.0% and the Fund's exposure to high-yield bonds was 43.0%. The allocation to high-yield bonds remains less than the blended index, but has increased from 36.0% one year ago. We believe having the ability to tactically exploit relative value opportunities in both the senior loan and the high-yield bond markets as they arise provides a significant benefit to the Fund. Another contributing factor behind the Fund's outperformance was the Fund's significant underweight allocation to the underperforming Energy sector and the Fund's overweight allocation to the outperforming Healthcare sector. The Fund was overweight the lowest credit quality issues. At the end of October, the Fund held 60.8% in issues rated B and 14.5% in issues rated CCC+ or below, including those issues not rated and privately rated, compared to 41.8% and 11.4% respectively for the blended index. Although lower rated single B and CCC issues underperformed higher rated BB issues in the period, the Fund's performance was driven by strong asset selection within the B and CCC rated categories relative to the blended index.

Detracting from performance during the period was the Fund's underweight allocation to the Banking industry, which outperformed on the high-yield portion of the blended index, and the Fund's individual selection within the Telecommunication Services industry on the senior loan portion.

MARKET AND FUND OUTLOOK

While the turmoil in financial markets caused a great deal of concern recently, we believe firmly that this is a correction rather than the beginning of a recession in the U.S. However, we believe during the remainder of the fourth quarter of 2015, there remains a healthy probability that this correction is not yet over and we may indeed see further volatility. The last time U.S. equities declined over 10% (as they did this August) was in 2011. Such a prolonged period of relative stability can sometimes lead to financial market complacency. Corrections are largely technical in nature (rather than fundamental) and can reprice risk, akin to throwing the baby out with the bath water, thereby creating potential opportunities. As such, we view this current correction as a healthy opportunity for patient investors willing to wait for fundamentals to drive returns again. Our outlook for U.S. credit markets including senior bank loans and high-yield bonds is consistent with our prior outlook. We believe the combination of strong technical tailwinds created by global central bank policy, attractive valuations within the credit markets, a below trend default rate

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                 ANNUAL REPORT
                                OCTOBER 31, 2015

environment, modest but healthy economic growth and sound corporate fundamentals provide a firm backdrop for potential returns in the periods ahead. We continue to believe that steadily improving economic data (GDP growth of approximately 2.0%-2.5% and the improved unemployment picture) will provide the Fed the motivation it requires to begin the process of raising interest rates in the near term.

We believe today's high-yield bond yields (yield-to-worst) and spreads over U.S. Treasuries remain attractive at 7.39% and 586 basis points (bps), respectively, as of October 31, 2015. While weak pricing in energy (oil & gas) and metals/mining commodities (coal & iron ore) may lead to higher defaults within the high-yield bond market, we believe those defaults will likely be contained within those specific sectors, and hence, not necessarily systemic to other areas of the market. We have maintained a significant underweight position in energy and metals/mining, which has proven beneficial in the wake of the commodity price declines. Importantly, energy-induced volatility is likely to weigh on the high-yield bond benchmark, which we believe further supports the rationale for active decision making, rather than passive, within the high-yield credit market.

Retail investors have been reducing exposure to senior loans in the wake of declining Treasury yields, while institutional investors have simultaneously embraced senior loans. We believe that with a potential increase in the Federal Funds rate on the horizon, we'll likely begin to see greater demand for senior loans in the coming months from retail investors. Based on current valuations, we believe senior loans, given their senior secured position in the capital structure and floating interest rate, are well positioned as we move through the remainder of 2015 and into 2016. We believe the respite in retail demand has helped to somewhat balance supply and demand within the senior loan market, given reduced new senior loan issuance that resulted from new regulatory constraints that have been placed on banks issuing senior loans. Moreover, as high-yield bond funds suffered redemptions throughout the last few months, we believe they were selling some of their senior loan positions, given how well loans held up relative to the broad high-yield market. This supply has also supported a balanced market, in our opinion.

In summary, we believe that both the high-yield bond and senior loan markets offer compelling opportunities today, principally within an actively managed framework where risk can be appropriately managed. As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and will focus on the opportunities that we believe offer the best risk and reward balance. Despite the many distractions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2015 (UNAUDITED)



As a shareholder of the First Trust Short Duration High Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A Shares and contingent deferred sales charges on the lesser of purchase price or redemption proceeds of Class C Shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2015.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

             --------------------------------------------------------------------------------------------------------
                                                                           HYPOTHETICAL
                           ACTUAL EXPENSES                          (5% RETURN BEFORE EXPENSES)
             ---------------------------------------------   -------------------------------------------
               BEGINNING       ENDING       EXPENSES PAID    BEGINNING        ENDING      EXPENSES PAID
                ACCOUNT        ACCOUNT      DURING PERIOD     ACCOUNT        ACCOUNT      DURING PERIOD   ANNUALIZED
                 VALUE          VALUE         5/1/2015 -       VALUE          VALUE         5/1/2015 -      EXPENSE
                5/1/2015     10/31/2015     10/31/2015 (a)    5/1/2015      10/31/2015    10/31/2015 (a)   RATIOS (b)
             --------------------------------------------------------------------------------------------------------
Class A      $ 1,000.00      $  982.50        $   6.25      $ 1,000.00     $ 1,018.90      $   6.36          1.25%
Class C        1,000.00         979.10            9.98        1,000.00       1,015.12         10.16          2.00
Class I        1,000.00         984.50            5.00        1,000.00       1,020.16          5.09          1.00

(a) Expenses are equal to the annualized expense ratios as indicated in the table, multiplied by the average account value over the period (May 1, 2015 through October 31, 2015), multiplied by 184/365 (to reflect the six-month period).

(b)   These expense ratios reflect expense caps.

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2015

  PRINCIPAL                                                                          STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)       VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS - 53.5%

               AEROSPACE & DEFENSE - 0.1%
$     184,462  DynCorp International, Inc., Term Loan.............      6.25%        07/07/16     $      178,744
                                                                                                  --------------
               AGRICULTURAL PRODUCTS - 0.4%
      677,200  Jimmy Sanders (Pinnacle Operating Corp.), Term B
                  Loan Refinancing (First Lien)...................      4.75%        11/15/18            668,735
                                                                                                  --------------
               ALTERNATIVE CARRIERS - 0.1%
      245,000  Intelsat (Luxembourg) S.A., Term Loan B-2..........      3.75%        06/30/19            237,126
                                                                                                  --------------
               APPAREL RETAIL - 0.5%
      395,000  J.C. Penney Corp., Inc., Term Loan.................      5.00%        06/20/19            392,903
      490,015  Neiman Marcus Group, Inc., The, Other Term Loan....      4.25%        10/25/20            478,328
                                                                                                  --------------
                                                                                                         871,231
                                                                                                  --------------
               APPLICATION SOFTWARE - 0.6%
      199,500  Epicor Software Corp., Term B Loan.................      4.75%        06/01/22            198,153
      717,949  Informatica Corp., Dollar Term Loan................      4.50%        08/05/22            707,775
       23,433  Mitchell International, Inc., Initial Term Loan....      4.50%        10/13/20             23,394
      228,575  Triple Point Technologies, Inc., Term Loan (First
                  Lien)...........................................      5.25%        07/10/20            173,717
                                                                                                  --------------
                                                                                                       1,103,039
                                                                                                  --------------
               ASSET MANAGEMENT & CUSTODY BANKS - 0.3%
      122,500  Guggenheim Partners Investment Management
                  Holdings LLC, Initial Term Loan.................      4.25%        07/22/20            122,194
      500,000  Hamilton Lane Advisors LLC, Initial Term Loan......      4.25%        07/08/22            498,440
                                                                                                  --------------
                                                                                                         620,634
                                                                                                  --------------
               AUTO PARTS & EQUIPMENT - 0.6%
       66,527  Affinia Group, Inc., Tranche B-2 Term Loan.........      4.75%        04/27/20             66,527
      372,652  Gates Global LLC, Initial Dollar Term Loan.........      4.25%        07/06/21            349,152
      243,125  Remy International, Inc., Term B Loan 2013.........      4.25%        03/05/20            242,517
      454,238  Tower Automotive Holdings USA LLC, Initial
                  Term Loan (2014)................................      4.00%        04/23/20            448,560
                                                                                                  --------------
                                                                                                       1,106,756
                                                                                                  --------------
               BROADCASTING - 1.3%
      149,362  Clear Channel Communications, Inc., Tranche D
                  Term Loan.......................................      6.95%        01/30/19            124,857
    1,700,000  Clear Channel Communications, Inc., Tranche E
                  Term Loan.......................................      7.70%        07/30/19          1,430,431
       46,192  Cumulus Media Holdings, Inc., Term Loan............      4.25%        12/23/20             39,177
      362,375  Media General, Inc., Term Loan B...................      4.00%        07/31/20            361,698
      487,313  Univision Communications, Inc., 2013 Incremental
                  Term Loan.......................................      4.00%        03/01/20            483,780
                                                                                                  --------------
                                                                                                       2,439,943
                                                                                                  --------------
               CABLE & SATELLITE - 1.0%
      253,623  Charter Communications Operating LLC, Bridge
                  Loan - Unsecured (c) (d)........................      5.63%        05/26/16            252,038
      311,594  Charter Communications Operating LLC, Bridge
                  Loan - Unsecured 1yr (c) (d)....................      3.75%        05/26/16            309,647
    1,250,000  CSC Holdings, Inc. (Neptune Finco Corp.), Initial
                  Term Loan.......................................      5.00%        10/09/22          1,253,575
                                                                                                  --------------
                                                                                                       1,815,260
                                                                                                  --------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  PRINCIPAL                                                                          STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)       VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               CASINOS & GAMING - 4.0%
$     196,875  Amaya Holdings B.V., 2nd Lien TL...................      8.00%        07/31/22     $      197,613
    2,901,580  Amaya Holdings B.V., Initial Term B Loan
                  (First Lien)....................................      5.00%        08/01/21          2,829,563
    3,304,178  Caesars Growth Partners LLC, Term B Loan (First
                  Lien)...........................................      6.25%        05/08/21          2,896,674
      259,790  CityCenter Holdings LLC, Term B Loan...............      4.25%        10/16/20            259,920
      255,371  ROC Finance LLC, Funded Term B Loan................      5.00%        06/20/19            240,288
      929,338  Station Casinos, Inc., B Term Loan.................      4.25%        03/02/20            929,338
                                                                                                  --------------
                                                                                                       7,353,396
                                                                                                  --------------
               COAL & CONSUMABLE FUELS - 0.1%
      389,455  Arch Coal, Inc., Term Loan.........................      6.25%        05/16/18            200,815
                                                                                                  --------------
               COMPUTER HARDWARE - 0.2%
      306,265  Dell, Inc., Term B-2 Loan..........................      4.00%        04/29/20            306,093
                                                                                                  --------------
               CONSUMER FINANCE - 0.6%
      166,410  Altisource Solutions S.A.R.L., Term B Loan.........      4.50%        12/09/20            147,481
    1,034,226  Walter Investment Management Corp., Tranche B
                  Term Loan.......................................      4.75%        12/18/20            941,146
                                                                                                  --------------
                                                                                                       1,088,627
                                                                                                  --------------
               DATA PROCESSING & OUTSOURCED SERVICES - 0.8%
    1,110,938  Interactive Data Corp., Term Loan..................      4.75%        05/02/21          1,110,471
      441,341  Sungard Availability Services Capital, Inc., Term
                  Loan B..........................................      6.00%        03/29/19            384,704
                                                                                                  --------------
                                                                                                       1,495,175
                                                                                                  --------------
               DIVERSIFIED CHEMICALS - 0.1%
      199,000  Ineos US Finance LLC, 2022 Dollar Term Loan........      4.25%        03/31/22            196,014
                                                                                                  --------------
               DIVERSIFIED SUPPORT SERVICES - 0.5%
      991,694  SMG Holdings, Inc., Term Loan (First Lien).........      4.50%        02/27/20            985,496
                                                                                                  --------------
               EDUCATION SERVICES - 0.1%
      124,063  Bright Horizons Family Solutions, Inc., Term B-1
                  Loan............................................      4.25%        01/30/20            124,218
                                                                                                  --------------
               ELECTRIC UTILITIES - 0.2%
      100,000  TXU (Texas Competitive Electric Holdings Co. LLC),
                  2014 Term Loan (Non-Extending) (e) (f)..........      4.67%        10/10/14             31,958
      750,000  TXU (Texas Competitive Electric Holdings Co. LLC),
                  2017 Term Loan (Extending) (e) (f)..............      4.67%        10/10/17            253,260
                                                                                                  --------------
                                                                                                         285,218
                                                                                                  --------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
      166,667  Linxens LLC, Term Loan B...........................      5.00%        10/17/22            164,445
      705,682  Zebra Technologies Corp., Term Loan B..............      4.75%        10/27/21            709,605
                                                                                                  --------------
                                                                                                         874,050
                                                                                                  --------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  PRINCIPAL                                                                          STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)       VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               ENVIRONMENTAL & FACILITIES SERVICES - 1.0%
$     148,875  PSSI (Packers Holdings LLC), Term B Loan...........      5.00%        12/02/21     $      148,626
      941,495  ServiceMaster Co., Initial Term Loan...............      4.25%        07/01/21            940,761
      786,000  WTG Holdings III Corp. (EWT Holdings III Corp.),
                  Term Loan (First Lien)..........................      4.75%        01/15/21            782,070
                                                                                                  --------------
                                                                                                       1,871,457
                                                                                                  --------------
               FOOD RETAIL - 1.8%
    3,349,799  Albertsons LLC, Term B-4 Loan......................      5.50%        08/25/21          3,347,890
                                                                                                  --------------
               HEALTH CARE EQUIPMENT - 1.0%
      537,115  Alere, Inc., Term B Loan...........................      4.25%        06/15/22            537,115
      658,350  DJO Finance LLC (ReAble Therapeutics Finance
                  LLC), Initial Term Loan.........................      4.25%        06/08/20            652,425
      538,039  Kinetic Concepts, Inc., Dollar Term E-1 Loan.......      4.50%        05/04/18            537,560
                                                                                                  --------------
                                                                                                       1,727,100
                                                                                                  --------------
               HEALTH CARE FACILITIES - 1.0%
    1,097,250  21st Century Oncology, Inc., Tranche B Term Loan...      6.50%        04/30/22          1,054,732
      205,345  Acadia Healthcare Co., Inc., Tranche B Term Loan...      4.25%        02/11/22            205,345
      374,063  Concentra, Inc. (MJ Acquisition Corp.), Term
                  Loan B..........................................   4.00%-5.25%     06/01/22            372,192
      132,328  Kindred Healthcare, Inc., New Term Loan............      4.25%        04/09/21            131,501
                                                                                                   --------------
                                                                                                       1,763,770
                                                                                                   --------------
               HEALTH CARE SERVICES - 2.7%
      498,750  Air Medical Group Holdings, Inc., Initial Term
                  Loan............................................      4.50%        04/28/22            489,608
      748,518  CareCore National LLC, Term Loan...................      5.50%        03/05/21            666,181
      149,221  CHG Healthcare Services, Inc., Term Loan (First
                  Lien)...........................................      4.25%        11/19/19            148,351
      995,000  Curo Health Services Holdings, Inc., Term B Loan
                  (First Lien)....................................      6.50%        02/07/22            992,512
    1,320,620  Healogics, Inc. (CDRH Parent, Inc.), Initial Term
                  Loan (First Lien)...............................      5.25%        07/01/21          1,082,909
      375,314  Heartland Dental Care LLC, Incremental Term
                  Loan............................................      5.50%        12/21/18            369,684
      794,000  Surgery Centers Holdings, Inc., Initial Term Loan
                  (First Lien)....................................      5.25%        11/03/20            789,371
      331,667  Surgical Care Affiliates LLC, Initial Term Loan....      4.25%        03/17/22            330,632
                                                                                                  --------------
                                                                                                       4,869,248
                                                                                                  --------------
               HEALTH CARE SUPPLIES - 0.3%
      188,716  Convatec, Inc., TLB................................      4.25%        06/15/20            187,929
      372,243  Sage Products Holdings III LLC, Term Loan B........      4.25%        12/13/19            371,778
                                                                                                  --------------
                                                                                                         559,707
                                                                                                  --------------
               HEALTH CARE TECHNOLOGY - 1.0%
      592,500  Connolly Holdings, Inc., Term Loan B...............      4.50%        05/14/21            590,029
      248,793  Healthport Technologies LLC (CT Technologies
                  Intermediate Holdings, Inc.), Initial Term Loan.      5.25%        12/01/21            247,238
    1,030,898  Truven Health Analytics, Inc. (VCPH Holding
                  Corp.), Term Loan B.............................      4.50%        06/06/19          1,008,992
                                                                                                  --------------
                                                                                                       1,846,259
                                                                                                  --------------


Page 10                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  PRINCIPAL                                                                          STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)       VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               HOMEFURNISHING RETAIL - 0.6%
$   1,029,966  Serta Simmons Holdings LLC, Term Loan B............      4.25%        10/01/19     $    1,029,801
                                                                                                  --------------
               HOTELS, RESORTS & CRUISE LINES - 0.4%
      665,417  Extended Stay America (ESH Hospitality, Inc.),
                  Term Loan.......................................      5.00%        06/24/19            672,072
                                                                                                  --------------
               HYPERMARKETS & SUPER CENTERS - 1.8%
      482,246  BJ's Wholesale Club, Inc., 2013 (November)
                  Replacement Loan (Second Lien)..................      8.50%        03/26/20            468,469
    2,876,278  BJ's Wholesale Club, Inc., New 2013 (November)
                  Replacement Loan (First Lien)...................      4.50%        09/26/19          2,847,515
                                                                                                  --------------
                                                                                                       3,315,984
                                                                                                  --------------
               INSURANCE BROKERS - 1.5%
      319,942  Amwins Group LLC, Term Loan........................      5.25%        09/06/19            320,502
    1,110,921  Confie Seguros Holding II Co., Term B Loan
                  (First Lien)....................................      5.75%        11/09/18          1,110,921
      293,250  Cooper Gay Swett & Crawford Ltd., Term Loan
                  (First Lien)....................................      5.00%        04/16/20            264,168
    1,056,536  HUB International Ltd., Initial Term Loan (New)....      4.00%        10/02/20          1,027,703
       97,633  USI, Inc. (Compass Investors, Inc.), Initial Term
                  Loan............................................      4.25%        12/27/19             96,320
                                                                                                  --------------
                                                                                                       2,819,614
                                                                                                  --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 1.2%
      536,154  Numericable U.S. LLC (Altice France S.A.), Dollar
                  Denominated Tranche B-1 Loan....................      4.50%        05/21/20            528,717
      463,846  Numericable U.S. LLC (Altice France S.A.), Dollar
                  Denominated Tranche B-2 Loan....................      4.50%        05/21/20            457,413
    1,200,000  Numericable U.S. LLC (Altice France S.A.), Term
                  Loan B-6........................................      4.75%        02/10/23          1,185,816
                                                                                                  --------------
                                                                                                       2,171,946
                                                                                                  --------------
               LEISURE FACILITIES - 1.5%
    1,500,000  ClubCorp Club Operations, Inc., Term B Loan........      4.25%        07/24/20          1,498,590
      537,115  Life Time Fitness, Inc., Closing Date Term Loan....      4.25%        06/10/22            532,974
      656,671  Planet Fitness Holdings LLC, Term Loan.............      4.75%        03/31/21            655,850
                                                                                                  --------------
                                                                                                       2,687,414
                                                                                                  --------------
               LIFE SCIENCES TOOLS & SERVICES - 2.9%
      635,302  Immucor, Inc., Term B-2 Loan.......................      5.00%        08/19/18            621,534
    2,350,317  InVentiv Health, Inc., Term B-4 Loan...............      7.75%        05/15/18          2,337,109
      790,000  Millennium Laboratories LLC, Tranche B Term
                  Loan............................................      5.25%        04/16/21            278,475
    1,069,792  Ortho-Clinical Diagnostics, Inc., Initial Term
                  Loan............................................      4.75%        06/30/21          1,052,857
      648,375  Pharmaceutical Product Development, Inc., Initial
                  Term Loan.......................................      4.25%        08/18/22            638,299
      400,000  Sterigenics International (STHI Intermediate
                  Holding Corp.), Initial Term Loan...............      4.25%        05/16/22            395,500
                                                                                                  --------------
                                                                                                       5,323,774
                                                                                                  --------------

                        See Notes to Financial Statements                Page 11

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  PRINCIPAL                                                                          STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)       VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               METAL & GLASS CONTAINERS - 0.6%
$      96,344  Anchor Glass Container Corp., Term B Loan..........      4.50%        06/30/22     $       96,206
      246,250  Ardagh Holdings USA, Inc. (Ardagh Packaging
                  Finance S.A.), New Term Loan....................      4.00%        12/17/19            245,790
      609,231  Berlin Packaging LLC, Initial Term Loan............      4.50%        10/01/21            607,897
      157,105  PODS, Inc. (APLPD Bidco LLC), Term Loan B..........      4.50%        02/02/22            156,123
                                                                                                  --------------
                                                                                                       1,106,016
                                                                                                  --------------
               MOVIES & ENTERTAINMENT - 1.7%
      397,000  Creative Artists Agency LLC (CAA Holdings LLC),
                  Initial Term Loan...............................      5.50%        12/17/21            397,123
    2,494,987  Formula One (Delta 2 Lux S.A.R.L.), Facility B3
                  (USD)...........................................      4.75%        07/30/21          2,444,040
      245,911  WME IMG Worldwide, Inc., Term Loan (First
                  Lien)...........................................      5.25%        05/06/21            245,219
                                                                                                  --------------
                                                                                                       3,086,382
                                                                                                  --------------
               OIL & GAS EXPLORATION & PRODUCTION - 0.1%
      400,000  American Energy Marcellus Holdings LLC, Initial
                  Loan (First Lien)...............................      5.25%        08/04/20            184,800
      472,222  American Energy Marcellus Holdings LLC, Initial
                  Loan (Second Lien)..............................      8.50%        08/04/21             34,628
                                                                                                  --------------
                                                                                                         219,428
                                                                                                  --------------
               OTHER DIVERSIFIED FINANCIAL SERVICES - 1.1%
    2,000,000  First Data Corp., 2021 New Dollar Term Loan........      4.20%        03/24/21          2,000,000
                                                                                                  --------------
               PACKAGED FOODS & MEATS - 3.1%
      266,667  B&G Foods, Inc., Term Loan B.......................      3.75%        11/02/22            266,584
    1,180,118  Ferrara Candy Co. (Candy Intermediate Holdings,
                  Inc.), Initial Term Loan........................      7.50%        06/18/18          1,165,367
    2,857,143  New HB Acquisition LLC, Term B Loan (First
                  Lien)...........................................      4.50%        08/03/22          2,859,800
    1,308,377  New HB Acquisition LLC, Term B Loan (Second
                  Lien)...........................................      8.50%        08/03/23          1,303,470
                                                                                                  --------------
                                                                                                       5,595,221
                                                                                                  --------------
               PAPER PACKAGING - 0.1%
      118,705  Exopack Holding Corp., Term Loan B.................      4.50%        05/08/19            118,310
                                                                                                  --------------
               PHARMACEUTICALS - 3.1%
      410,625  Akorn, Inc., Loan..................................      5.50%        04/16/21            406,519
      125,000  AMAG Pharmaceuticals, Inc., Initial Term Loan......      4.75%        08/17/21            122,500
    1,287,166  Amneal Pharmaceuticals LLC, Term Loan B............      4.50%        11/01/19          1,271,720
    1,316,669  Catalent Pharma Solutions, Inc., Dollar Term
                  Loan............................................      4.25%        05/20/21          1,313,219
      666,667  Concordia Healthcare Corp., Term Loan B............      5.25%        10/21/21            639,447
      250,000  Endo Pharmaceuticals Holdings, Inc., Term Loan B...      3.75%        06/27/22            245,430
      592,500  Patheon, Inc. (JLL/Delta Dutch Newco B.V.), Initial
                  Dollar Term Loan................................      4.25%        03/11/21            579,909
    1,096,250  Valeant Pharmaceuticals International, Inc.,
                  Series F-1 Tranche B Term Loan..................      4.00%        04/01/22          1,017,594
                                                                                                  --------------
                                                                                                       5,596,338
                                                                                                  --------------


Page 12                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  PRINCIPAL                                                                          STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)       VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               PROPERTY & CASUALTY INSURANCE - 0.5%
$     573,174  Cunningham Lindsey U.S., Inc., Initial Term Loan
                  (First Lien) (c)................................      5.00%        12/10/19     $      435,612
      600,000  Sedgwick Claims Management Services, Inc., Initial
                  Loan (Second Lien)..............................      6.75%        02/28/22            559,128
                                                                                                  --------------
                                                                                                         994,740
                                                                                                  --------------
               PUBLISHING - 0.8%
      336,694  Cengage Learning Acquisitions, Inc., Term Loan.....      7.00%        03/31/20            334,253
    1,231,250  Mergermarket USA, Inc., 2014 Incremental Term
                  Loan............................................      4.50%        02/04/21          1,198,930
                                                                                                  --------------
                                                                                                       1,533,183
                                                                                                  --------------
               REAL ESTATE SERVICES - 0.7%
    1,296,750  DTZ Worldwide Ltd., 2015-1 Additional Term
                  Loan............................................      4.25%        11/04/21          1,282,979
                                                                                                  --------------
               RESEARCH & CONSULTING SERVICES - 1.6%
    1,514,738  Acosta, Inc., Term Loan B..........................      4.25%        09/26/21          1,476,112
    1,139,816  Advantage Sales & Marketing, Inc., Initial Term
                  Loan (First Lien)...............................      4.25%        07/23/21          1,113,555
      408,387  Information Resources, Inc., Term Loan.............      4.75%        09/30/20            409,069
                                                                                                  --------------
                                                                                                       2,998,736
                                                                                                  --------------
               RESTAURANTS - 2.1%
       50,000  Focus Brands, Inc., Term Loan (Second Lien)........     10.25%        08/21/18             49,750
    1,000,000  Portillo's Holdings LLC, Second Lien Term Loan.....      8.00%        08/15/22            955,000
    2,375,088  Portillo's Holdings LLC, Term B Loan (First
                  Lien)...........................................      4.75%        08/02/21          2,345,399
      424,286  Red Lobster Management LLC, Initial Term Loan......      6.25%        07/28/21            422,873
                                                                                                  --------------
                                                                                                       3,773,022
                                                                                                  --------------
               RETAIL REITS - 0.1%
      200,000  Capital Automotive LLC, Term Loan (Second
                  Lien)...........................................      6.00%        04/30/20            200,834
                                                                                                  --------------
               SEMICONDUCTORS - 0.5%
      735,033  Freescale Semiconductor, Inc., Tranche B-4 Term
                  Loan............................................      4.25%        02/28/20            734,180
      235,200  Freescale Semiconductor, Inc., Tranche B5 Term
                  Loan............................................      5.00%        01/15/21            235,094
                                                                                                  --------------
                                                                                                         969,274
                                                                                                  --------------
               SPECIALIZED CONSUMER SERVICES - 1.4%
    1,222,183  Asurion LLC, Incremental Tranche B-1 Term Loan.....      5.00%        05/24/19          1,164,129
      907,320  Asurion LLC, Incremental Tranche B-4 Term Loan.....      5.00%        08/04/22            856,284
      602,941  Asurion LLC, Term Loan (Second Lien)...............      8.50%        03/03/21            541,393
                                                                                                  --------------
                                                                                                       2,561,806
                                                                                                  --------------
               SPECIALIZED FINANCE - 0.7%
      400,000  AlixPartners LLP, Initial Term Loan................      4.50%        07/28/22            399,584
      898,410  Duff & Phelps Corp., Initial Term Loan.............      4.75%        04/23/20            887,926
                                                                                                  --------------
                                                                                                       1,287,510
                                                                                                  --------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  PRINCIPAL                                                                          STATED
    VALUE                          DESCRIPTION                        RATE (a)     MATURITY (b)       VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

               SPECIALIZED REITS - 0.4%
$     698,250  Communication Sales & Leasing, Inc., Term Loan.....      5.00%        10/24/22     $      658,101
                                                                                                  --------------
               SPECIALTY CHEMICALS - 0.5%
       61,009  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.),
                  Tranche B-1 Term Loan...........................      4.50%        10/03/19             60,933
       31,655  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.),
                  Tranche B-2 Term Loan...........................      4.50%        10/03/19             31,615
      396,000  Emerald Performance Materials LLC, Initial Term
                  Loan (First Lien)...............................      4.50%        07/30/21            392,785
      205,843  NuSil Technology LLC, Term Loan....................      5.25%        04/07/17            204,093
      110,278  Platform Specialty Products Corp. (fka: Macdermid,
                  Inc.), Tranche B-2 Term Loan....................      4.75%        06/07/20            106,418
       99,750  Trinseo Materials Operating S.C.A., Term Loan B....      4.25%        11/05/21             98,952
                                                                                                  --------------
                                                                                                         894,796
                                                                                                  --------------
               SPECIALTY STORES - 1.3%
      250,000  Party City Holdings, Inc., Term Loan...............      4.25%        08/19/22            249,875
    1,005,715  PetSmart, Inc., Tranche B-1 Loan...................      4.25%        03/11/22          1,005,172
      223,214  Toys "R" US-Delaware, Inc., Canadian FILO TL.......      8.25%        10/24/19            222,377
      276,786  Toys "R" US-Delaware, Inc., FILO Term Loan.........      8.25%        10/24/19            275,748
      276,583  Toys "R" US-Delaware, Inc., Term B-2 Loan..........      5.25%        05/25/18            221,266
      508,075  Toys "R" US-Delaware, Inc., Term B4 Loan...........      9.75%        04/25/20            443,509
                                                                                                  --------------
                                                                                                       2,417,947
                                                                                                  --------------
               SYSTEMS SOFTWARE - 1.8%
      184,769  Applied Systems, Inc., Initial Term Loan (First
                  Lien)...........................................      4.25%        01/25/21            183,209
      220,564  Applied Systems, Inc., Initial Term Loan (Second
                  Lien)...........................................      7.50%        01/24/22            212,017
      100,000  Blue Coat Systems, Inc., Initial Term Loan.........      4.50%        05/20/22             99,208
    2,242,465  BMC Software Finance, Inc., Initial US Term Loan...      5.00%        09/10/20          2,016,111
      721,875  Compuware Corp., Term Loan B.......................      6.25%        12/31/19            687,889
                                                                                                  --------------
                                                                                                       3,198,434
                                                                                                  --------------
               TRUCKING - 0.6%
       47,872  Kenan Advantage Group, Inc., Delayed Draw Term 1
                  Loan (g)........................................    1.50% (h)      07/31/22             47,678
      109,338  Kenan Advantage Group, Inc., Term Loan B-2.........      4.00%        07/31/22            108,894
      342,790  Kenan Advantage Group, Inc., Term Loan B1..........      4.00%        07/31/22            341,398
      333,333  Navistar, Inc., Term Loan B........................      6.50%        08/06/20            313,333
      142,369  SIRVA Worldwide, Inc., Loan........................      7.50%        03/27/19            135,962
                                                                                                  --------------
                                                                                                         947,265
                                                                                                  --------------
               WIRELESS TELECOMMUNICATION SERVICES - 0.0%
       79,063  Lightower Fiber Networks (LTS Buyer LLC or Sidera
                  Networks, Inc.), Term Loan (Second Lien)........      8.00%        04/12/21             76,823
                                                                                                  --------------
               TOTAL SENIOR FLOATING-RATE LOAN INTERESTS........................................      97,473,751
               (Cost $101,736,655)                                                                --------------


Page 14                  See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY         VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
CORPORATE BONDS AND NOTES - 31.4%

               AEROSPACE & DEFENSE - 0.8%
$     100,000  Aerojet Rocketdyne Holdings, Inc...................      7.13%        03/15/21     $      105,625
    1,500,000  DigitalGlobe, Inc. (i).............................      5.25%        02/01/21          1,356,870
                                                                                                  --------------
                                                                                                       1,462,495
                                                                                                  --------------
               AGRICULTURAL PRODUCTS - 0.3%
      455,000  Darling Ingredients, Inc...........................      5.38%        01/15/22            453,294
      125,000  Pinnacle Operating Corp. (i).......................      9.00%        11/15/20            121,562
                                                                                                  --------------
                                                                                                         574,856
                                                                                                  --------------
               ALTERNATIVE CARRIERS - 2.0%
      600,000  Level 3 Communications, Inc........................      5.75%        12/01/22            616,500
    1,500,000  Level 3 Financing, Inc.............................      5.38%        08/15/22          1,531,875
    1,500,000  Level 3 Financing, Inc. (i)........................      5.13%        05/01/23          1,518,750
                                                                                                  --------------
                                                                                                       3,667,125
                                                                                                  --------------
               APPLICATION SOFTWARE - 0.6%
       62,000  Audatex North America, Inc. (i)....................      6.00%        06/15/21             62,667
       63,000  Audatex North America, Inc. (i)....................      6.13%        11/01/23             63,630
    1,000,000  Infor US, Inc. (i).................................      6.50%        05/15/22            950,000
                                                                                                  --------------
                                                                                                       1,076,297
                                                                                                  --------------
               AUTO PARTS & EQUIPMENT - 0.3%
      250,000  American Axle & Manufacturing, Inc.................      6.25%        03/15/21            262,813
      250,000  MPG Holdco I, Inc..................................      7.38%        10/15/22            266,875
                                                                                                  --------------
                                                                                                         529,688
                                                                                                  --------------
               BROADCASTING - 1.9%
    1,000,000  Gray Television, Inc...............................      7.50%        10/01/20          1,047,450
      375,000  LIN Television Corp. (i)...........................      5.88%        11/15/22            378,750
      188,000  Nexstar Broadcasting, Inc..........................      6.88%        11/15/20            195,050
      100,000  Nexstar Broadcasting, Inc. (i).....................      6.13%        02/15/22            100,250
      250,000  Sinclair Television Group, Inc.....................      6.38%        11/01/21            258,750
      500,000  Sinclair Television Group, Inc.....................      6.13%        10/01/22            516,250
    1,000,000  Sinclair Television Group, Inc. (i)................      5.63%        08/01/24            983,750
                                                                                                  --------------
                                                                                                       3,480,250
                                                                                                  --------------
               BUILDING PRODUCTS - 0.3%
      125,000  American Builders & Contractors Supply Co.,
                  Inc. (i)........................................      5.63%        04/15/21            129,063
      500,000  Hillman Group (The), Inc. (i)......................      6.38%        07/15/22            468,750
                                                                                                  --------------
                                                                                                         597,813
                                                                                                  --------------
               CABLE & SATELLITE - 2.9%
    3,250,000  CCO Holdings LLC/CCO Holdings Capital Corp.........      5.75%        01/15/24          3,306,875
    1,000,000  Cequel Communications Holdings I LLC/Cequel
                  Capital Corp. (i)...............................      5.13%        12/15/21            964,490
    1,000,000  Dish DBS Corp......................................      5.88%        11/15/24            959,000
                                                                                                  --------------
                                                                                                       5,230,365
                                                                                                  --------------
               CASINOS & GAMING - 1.8%
      550,000  Caesars Growth Properties Holdings LLC/Caesars
                  Growth Properties Finance, Inc..................      9.38%        05/01/22            457,875


                        See Notes to Financial Statements                Page 15

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY         VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               CASINOS & GAMING (CONTINUED)
$      50,000  MGM Resorts International..........................      8.63%        02/01/19     $       56,750
    1,850,000  MGM Resorts International..........................      7.75%        03/15/22          2,060,437
      600,000  Station Casinos LLC................................      7.50%        03/01/21            643,500
                                                                                                  --------------
                                                                                                       3,218,562
                                                                                                  --------------
               COMPUTER & ELECTRONICS RETAIL - 0.1%
      100,000  Energizer Holdings, Inc. (i).......................      5.50%        06/15/25            102,250
                                                                                                  --------------
               CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.0%
       50,000  Oshkosh Corp.......................................      5.38%        03/01/22             51,375
                                                                                                  --------------
               DIVERSIFIED REAL ESTATE ACTIVITIES - 0.8%
      500,000  Meritage Homes Corp................................      7.00%        04/01/22            550,000
    1,000,000  TRI Pointe Holdings, Inc...........................      5.88%        06/15/24          1,005,000
                                                                                                  --------------
                                                                                                       1,555,000
                                                                                                  --------------
               FOOD DISTRIBUTORS - 0.2%
      312,000  KeHE Distributors LLC/KeHE Finance Corp. (i).......      7.63%        08/15/21            329,940
                                                                                                  --------------
               HEALTH CARE EQUIPMENT - 2.6%
      333,000  Alere, Inc.........................................      6.50%        06/15/20            345,487
    2,050,000  DJO Finco, Inc./DJO Finance LLC/DJO Finance
                  Corp. (i).......................................      8.13%        06/15/21          2,039,750
      300,000  Hill-Rom Holdings, Inc. (i)........................      5.75%        09/01/23            307,500
      400,000  Kinetic Concepts, Inc./KCI USA, Inc................     10.50%        11/01/18            423,360
    1,500,000  Kinetic Concepts, Inc./KCI USA, Inc................     12.50%        11/01/19          1,595,625
                                                                                                  --------------
                                                                                                       4,711,722
                                                                                                  --------------
               HEALTH CARE FACILITIES - 4.8%
    1,100,000  CHS/Community Health Systems, Inc..................      6.88%        02/01/22          1,113,750
      300,000  HealthSouth Corp...................................      5.75%        11/01/24            301,500
      300,000  HealthSouth Corp. (i)..............................      5.75%        11/01/24            301,500
    1,250,000  Kindred Healthcare, Inc. (i).......................      8.00%        01/15/20          1,306,250
      500,000  Kindred Healthcare, Inc............................      6.38%        04/15/22            474,375
      250,000  LifePoint Health, Inc..............................      5.50%        12/01/21            254,375
    1,500,000  Select Medical Corp................................      6.38%        06/01/21          1,335,000
      500,000  Tenet Healthcare Corp..............................      8.13%        04/01/22            531,250
    3,000,000  Tenet Healthcare Corp..............................      6.75%        06/15/23          2,992,500
      250,000  Vantage Oncology LLC/Vantage Oncology
                  Finance Co. (i).................................      9.50%        06/15/17            226,250
                                                                                                  --------------
                                                                                                       8,836,750
                                                                                                  --------------
               HEALTH CARE SERVICES - 0.6%
      600,000  Amsurg Corp........................................      5.63%        07/15/22            591,750
      510,000  Surgical Care Affiliates, Inc. (i).................      6.00%        04/01/23            515,100
                                                                                                  --------------
                                                                                                       1,106,850
                                                                                                  --------------
               HOTELS, RESORTS & CRUISE LINES - 0.5%
      850,000  FelCor Lodging L.P.................................      6.00%        06/01/25            884,000
                                                                                                  --------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.6%
      650,000  Dynegy, Inc........................................      7.63%        11/01/24            654,875
      500,000  NRG Energy, Inc....................................      6.25%        07/15/22            462,500
                                                                                                  --------------
                                                                                                       1,117,375
                                                                                                  --------------


Page 16                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY         VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               INTEGRATED TELECOMMUNICATION SERVICES - 0.6%
$     125,000  Frontier Communications Corp. (i)..................      8.88%        09/15/20     $      130,077
      110,000  Frontier Communications Corp.......................      6.25%        09/15/21             98,780
      250,000  Frontier Communications Corp.......................      8.75%        04/15/22            241,875
      250,000  Frontier Communications Corp. (i)..................     10.50%        09/15/22            260,000
      500,000  Windstream Services LLC............................      7.75%        10/15/20            451,875
                                                                                                  --------------
                                                                                                       1,182,607
                                                                                                  --------------
               LEISURE FACILITIES - 0.7%
    1,200,000  Six Flags Entertainment Corp. (i)..................      5.25%        01/15/21          1,251,000
                                                                                                  --------------
               LIFE SCIENCES TOOLS & SERVICES - 2.0%
    1,500,000  Crimson Merger Sub, Inc. (i).......................      6.63%        05/15/22          1,303,125
    1,000,000  Immucor, Inc.......................................     11.13%        08/15/19          1,030,000
      500,000  inVentiv Health, Inc...............................     10.00%        08/15/18            487,500
      900,000  Jaguar Holding Co. II/Pharmaceutical Product
                  Development LLC (i).............................      6.38%        08/01/23            903,375
                                                                                                  --------------
                                                                                                       3,724,000
                                                                                                  --------------
               METAL & GLASS CONTAINERS - 0.1%
      100,000  Owens-Brockway Glass Container, Inc. (i)...........      5.88%        08/15/23            106,313
                                                                                                  --------------
               MOVIES & ENTERTAINMENT - 0.1%
      125,000  Cinemark USA, Inc..................................      4.88%        06/01/23            123,750
                                                                                                  --------------
               OIL & GAS EXPLORATION & PRODUCTION - 0.2%
      500,000  American Energy-Permian Basin LLC/AEPB Finance
                  Corp. (i).......................................      7.13%        11/01/20            271,250
      125,000  Sanchez Energy Corp................................      6.13%        01/15/23             91,250
                                                                                                  --------------
                                                                                                         362,500
                                                                                                  --------------
               OIL & GAS REFINING & MARKETING - 0.2%
      250,000  CITGO Petroleum Corp. (i)..........................      6.25%        08/15/22            246,250
       62,500  Murphy Oil USA, Inc................................      6.00%        08/15/23             66,250
                                                                                                  --------------
                                                                                                         312,500
                                                                                                  --------------
               OIL & GAS STORAGE & TRANSPORTATION - 0.4%
      575,000  Crestwood Midstream Partners L.P./Crestwood
                  Midstream Finance Corp..........................      6.13%        03/01/22            497,375
      188,000  Summit Midstream Holdings LLC/Summit
                  Midstream Finance Corp..........................      5.50%        08/15/22            164,500
                                                                                                  --------------
                                                                                                         661,875
                                                                                                  --------------
               PACKAGED FOODS & MEATS - 1.3%
      692,000  JBS USA LLC/JBS USA Finance, Inc. (i)..............      5.88%        07/15/24            679,890
      500,000  JBS USA LLC/JBS USA Finance, Inc. (i)..............      5.75%        06/15/25            486,250
      150,000  Pilgrim's Pride Corp. (i)..........................      5.75%        03/15/25            153,750
    1,000,000  Post Holdings, Inc.................................      7.38%        02/15/22          1,057,350
      100,000  Post Holdings, Inc. (i)............................      7.75%        03/15/24            106,750
                                                                                                  --------------
                                                                                                       2,483,990
                                                                                                  --------------
               RESEARCH & CONSULTING SERVICES - 0.1%
      125,000  Nielsen Finance LLC/Nielsen Finance Co. (i)........      5.00%        04/15/22            127,500
                                                                                                  --------------


                        See Notes to Financial Statements                Page 17

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY         VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
CORPORATE BONDS AND NOTES (CONTINUED)

               RESTAURANTS - 0.2%
$     300,000  Seminole Hard Rock Entertainment, Inc./Seminole
                  Hard Rock International LLC (i).................      5.88%        05/15/21     $      300,750
                                                                                                  --------------
               SPECIALIZED REITS - 0.8%
      375,000  DuPont Fabros Technology L.P.......................      5.88%        09/15/21            395,625
      250,000  DuPont Fabros Technology L.P.......................      5.63%        06/15/23            257,500
      500,000  Geo Group (The), Inc...............................      5.88%        01/15/22            510,625
      250,000  Geo Group (The), Inc...............................      5.88%        10/15/24            253,750
                                                                                                  --------------
                                                                                                       1,417,500
                                                                                                  --------------
               SPECIALTY CHEMICALS - 0.4%
      900,000  Hexion, Inc........................................      6.63%        04/15/20            767,250
                                                                                                  --------------
               SPECIALTY STORES - 0.5%
      675,000  Argos Merger Sub, Inc. (i).........................      7.13%        03/15/23            712,125
      125,000  Dollar Tree, Inc. (i)..............................      5.25%        03/01/20            130,937
      125,000  Dollar Tree, Inc. (i)..............................      5.75%        03/01/23            132,344
                                                                                                  --------------
                                                                                                         975,406
                                                                                                  --------------
               SYSTEMS SOFTWARE - 0.4%
      375,000  BMC Software Finance, Inc. (i).....................      8.13%        07/15/21            291,563
      500,000  BMC Software, Inc..................................      7.25%        06/01/18            441,875
                                                                                                  --------------
                                                                                                         733,438
                                                                                                  --------------
               TRADING COMPANIES & DISTRIBUTORS - 0.3%
      600,000  BlueLine Rental Finance Corp. (i)..................      7.00%        02/01/19            608,250
                                                                                                  --------------
               TRUCKING - 0.4%
      600,000  Avis Budget Car Rental LLC/Avis Budget Finance,
                  Inc. (i)........................................      5.13%        06/01/22            614,694
      125,000  Avis Budget Car Rental LLC/Avis Budget Finance,
                  Inc.............................................      5.50%        04/01/23            130,000
                                                                                                  --------------
                                                                                                         744,694
                                                                                                  --------------
               WIRELESS TELECOMMUNICATION SERVICES - 1.6%
      500,000  Sprint Communications, Inc.........................      7.00%        08/15/20            465,000
    1,350,000  Sprint Corp........................................      7.25%        09/15/21          1,243,687
      750,000  T-Mobile USA, Inc..................................      6.73%        04/28/22            776,250
      200,000  T-Mobile USA, Inc..................................      6.00%        03/01/23            199,875
      200,000  T-Mobile USA, Inc..................................      6.63%        04/01/23            204,812
                                                                                                  --------------
                                                                                                       2,889,624
                                                                                                  --------------
               TOTAL CORPORATE BONDS AND NOTES..................................................      57,305,660
               (Cost $58,730,625)                                                                 --------------

FOREIGN CORPORATE BONDS AND NOTES - 8.9%

               AEROSPACE & DEFENSE - 0.6%
      250,000  Bombardier, Inc. (i)...............................      5.50%        09/15/18            235,625
      750,000  Bombardier, Inc. (i)...............................      7.75%        03/15/20            658,125
      333,000  Bombardier, Inc. (i)...............................      6.00%        10/15/22            258,075
                                                                                                  --------------
                                                                                                       1,151,825
                                                                                                  --------------
               ALTERNATIVE CARRIERS - 0.6%
    1,750,000  Intelsat Luxembourg S.A............................      7.75%        06/01/21          1,041,250
                                                                                                  --------------


Page 18                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

  PRINCIPAL                                                            STATED         STATED
    VALUE                          DESCRIPTION                         COUPON        MATURITY         VALUE
-------------  ---------------------------------------------------   ----------   --------------  --------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

               AUTOMOBILE MANUFACTURERS - 0.3%
$     500,000  Fiat Chrysler Automobiles N.V......................      5.25%        04/15/23     $      500,000
                                                                                                  --------------
               BUILDING PRODUCTS - 0.6%
    1,020,000  Cemex S.A.B. de C.V. (i)...........................      7.25%        01/15/21          1,048,050
                                                                                                  --------------
               CABLE & SATELLITE - 0.3%
      500,000  Virgin Media Finance PLC (i).......................      6.00%        10/15/24            505,625
                                                                                                  --------------
               CASINOS & GAMING - 0.3%
      250,000  MCE Finance Ltd. (i)...............................      5.00%        02/15/21            235,325
      310,000  Wynn Macau Ltd. (i)................................      5.25%        10/15/21            285,200
                                                                                                  --------------
                                                                                                         520,525
                                                                                                  --------------
               DIVERSIFIED CHEMICALS - 0.4%
      700,000  INEOS Group Holdings S.A. (i)......................      6.13%        08/15/18            707,875
                                                                                                  --------------
               INTEGRATED TELECOMMUNICATION SERVICES - 0.3%
      500,000  Numericable-SFR SAS (i)............................      6.00%        05/15/22            502,500
                                                                                                  --------------
               METAL & GLASS CONTAINERS - 0.5%
       62,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                  USA, Inc. (i)...................................      6.25%        01/31/19             63,008
      114,706  Ardagh Packaging Finance PLC/Ardagh Holdings
                  USA, Inc. (i)...................................      7.00%        11/15/20            115,566
      750,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                  USA, Inc. (i)...................................      6.75%        01/31/21            772,500
                                                                                                  --------------
                                                                                                         951,074
                                                                                                  --------------
               PHARMACEUTICALS - 3.5%
    1,200,000  Capsugel S.A. (i) (j)..............................      7.00%        05/15/19          1,211,250
    1,420,000  Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (i)....      6.00%        07/15/23          1,427,100
      115,000  Endo Ltd./Endo Finance LLC/Endo Finco, Inc. (i)....      6.00%        02/01/25            114,713
    1,000,000  Mallinckrodt International Finance S.A./
                  Mallinckrodt CB LLC (i).........................      5.75%        08/01/22            955,620
      250,000  Mallinckrodt International Finance S.A./
                  Mallinckrodt CB LLC (i).........................      5.63%        10/15/23            237,187
      250,000  Mallinckrodt International Finance S.A./
                  Mallinckrodt CB LLC (i).........................      5.50%        04/15/25            228,673
    1,000,000  Valeant Pharmaceuticals International, Inc. (i)....      5.38%        03/15/20            875,000
    1,700,000  Valeant Pharmaceuticals International, Inc. (i)....      5.88%        05/15/23          1,439,687
                                                                                                  --------------
                                                                                                       6,489,230
                                                                                                  --------------
               RESEARCH & CONSULTING SERVICES - 0.5%
      825,000  Nielsen Co. Luxembourg S.A.R.L. (The) (i)..........      5.50%        10/01/21            858,000
                                                                                                  --------------
               RESTAURANTS - 0.6%
    1,150,000  1011778 BC ULC/New Red Finance, Inc. (i)...........      6.00%        04/01/22          1,206,062
                                                                                                  --------------
               SECURITY & ALARM SERVICES - 0.4%
      750,000  Garda World Security Corp. (i).....................      7.25%        11/15/21            688,125
                                                                                                  --------------
               TOTAL FOREIGN CORPORATE BONDS AND NOTES..........................................      16,170,141
               (Cost $17,597,377)                                                                 --------------

               TOTAL INVESTMENTS - 93.8%........................................................     170,949,552
               (Cost $178,064,657) (k)
               NET OTHER ASSETS AND LIABILITIES - 6.2%..........................................      11,350,992
                                                                                                  --------------
               NET ASSETS - 100.0%..............................................................  $  182,300,544
                                                                                                  ==============


                        See Notes to Financial Statements                Page 19

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

-----------------------------

(a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2015. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(c) Pursuant to procedures adopted by First Trust Series Fund's (the "Trust") Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P. ("First Trust" or the "Advisor"), the Fund's advisor.

(d) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Trust's Board of Trustees and in accordance with provisions of the Investment Company Act of 1940, as amended. At October 31, 2015, securities noted as such are valued at $561,685 or 0.31% of net assets.

(e)   This issuer has filed for protection in federal bankruptcy court.

(f) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(g) Delayed Draw Loan (all or a portion of which is unfunded). See Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements.

(h)   Represents commitment fee rate on unfunded loan commitment.

(i) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2015, securities noted as such amounted to $35,672,156 or 19.57% of net assets.

(j) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes whereby the issuer may, at its option, elect to pay interest on the notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 7.00% per annum ("Cash Interest Rate") and PIK interest will accrue on the notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points. For the year ended October 31, 2015, this security paid all of its interest in cash.

(k) Aggregate cost for federal income tax purposes is $178,416,607. As of October 31, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $924,146 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,391,201.


Page 20                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2015

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                             10/31/2015        PRICES          INPUTS           INPUTS
---------------------------------------------------    -------------   -------------   -------------   -------------
Senior Floating-Rate Loan Interests:
   Cable & Satellite...............................    $   1,815,260   $          --   $   1,253,575   $     561,685
   Property & Casualty Insurance...................          994,740              --         559,128         435,612
   Other Industry Categories*......................       94,663,751              --      94,663,751              --
Corporate Bonds and Notes*.........................       57,305,660              --      57,305,660              --
Foreign Corporate Bonds and Notes*.................       16,170,141              --      16,170,141              --
                                                       -------------   -------------   -------------   -------------
Total Investments..................................    $ 170,949,552   $          --   $ 169,952,255   $     997,297
                                                       =============   =============   =============   =============

* See Portfolio of Investments for industry breakout.

There were no transfers between Level 1 and Level 2.

All transfers in and out of Level 3 during the period are assumed to be transferred on the last day of the period at their current value. As of October 31, 2015, the Fund transferred Senior Floating-Rate Loan Interests valued at $435,612 from Level 2 to Level 3 of the fair value hierarchy. The Senior Floating-Rate Loan Interests that transferred from Level 2 to Level 3 did so primarily as a result of a change in information obtained from an independent third-party pricing service relating to the market activity of individual Senior Floating-Rate Loan Interests and a lack of trading activity in certain Senior Floating-Rate Loan Interests.

Level 3 Senior Floating-Rate Loan Interests that are fair valued by the Advisor's Pricing Committee are footnoted in the Portfolio of Investments. Level 3 Senior Floating-Rate Loan Interests are valued based on either third-party pricing service prices obtained from dealer runs and indicative sheets from brokers or are valued using broker quotes. The values are based on unobservable and non-quantitative inputs. The Trust's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing service prices by comparing sales prices of the Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.

The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2014
Senior Floating-Rate Loan Interests                    $          --
Net Realized Gain (Loss)                                          --
Net Change in Unrealized Appreciation/Depreciation                --
Purchases                                                    561,685
Sales                                                             --
Transfers In                                                 435,612
Transfers Out                                                     --
                                                       -------------
ENDING BALANCE AT OCTOBER 31, 2015
Senior Floating-Rate Loan Interests                          997,297
                                                       -------------
Total Level 3 holdings                                 $     997,297
                                                       =============

There was no net change in unrealized appreciation (depreciation) from Level 3 investments held as of October 31, 2015.


                        See Notes to Financial Statements                Page 21

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2015

ASSETS:
Investments, at value
   (Cost $178,064,657).........................................................................      $170,949,552
Cash...........................................................................................        12,066,448
Receivables:
   Interest....................................................................................         1,911,043
   Investment securities sold..................................................................         1,594,230
   Fund shares sold............................................................................         1,019,614
                                                                                                     ------------
   Total Assets................................................................................       187,540,887
                                                                                                     ------------

LIABILITIES:
Payables:
   Investment securities purchased.............................................................         4,448,715
   Fund shares repurchased.....................................................................           361,305
   Investment advisory fees....................................................................            95,900
   Distributions payable.......................................................................            89,898
   Audit and tax fees..........................................................................            58,200
   Administrative fees.........................................................................            49,936
   Unfunded loan commitments...................................................................            47,633
   12b-1 distribution and service fees.........................................................            32,451
   Transfer agent fees.........................................................................            17,440
   Printing fees...............................................................................            16,290
   Custodian fees..............................................................................             8,592
   Registration fees...........................................................................             4,529
   Commitment fees.............................................................................             1,988
   Trustees' fees and expenses.................................................................             1,488
   Legal fees..................................................................................             1,471
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             3,736
                                                                                                     ------------
   Total Liabilities...........................................................................         5,240,343
                                                                                                     ------------
NET ASSETS.....................................................................................      $182,300,544
                                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $188,717,045
Par value......................................................................................            91,934
Accumulated net investment income (loss).......................................................           815,397
Accumulated net realized gain (loss) on investments............................................          (208,727)
Net unrealized appreciation (depreciation) on investments......................................        (7,115,105)
                                                                                                     ------------
NET ASSETS.....................................................................................      $182,300,544
                                                                                                     ============

MAXIMUM OFFERING PRICE PER SHARE:
(Net assets are rounded to the nearest whole dollar and shares are rounded to the nearest full share)

CLASS A SHARES:
   Net asset value and redemption price per share (Based on net assets of $53,432,464 and
     2,694,326 shares of beneficial interest issued and outstanding)...........................      $      19.83
   Maximum sales charge (3.50% of offering price)..............................................              0.72
                                                                                                     ------------
   Maximum offering price to public............................................................      $      20.55
                                                                                                     ============

CLASS C SHARES:
   Net asset value and redemption price per share (Based on net assets of $25,212,683 and
     1,272,424 shares of beneficial interest issued and outstanding)...........................      $      19.81
                                                                                                     ============

CLASS I SHARES:
   Net asset value and redemption price per share (Based on net assets of $103,655,397 and
     5,226,641 shares of beneficial interest issued and outstanding)...........................      $      19.83
                                                                                                     ============


Page 22                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2015

INVESTMENT INCOME:

Interest.......................................................................................      $   9,435,594
Other..........................................................................................            109,380
                                                                                                     -------------
   Total investment income.....................................................................          9,544,974
                                                                                                     -------------

EXPENSES:
Investment advisory fees.......................................................................          1,091,519
12b-1 distribution and/or service fees
   Class A.....................................................................................            114,096
   Class C.....................................................................................            247,322
Transfer agent fees............................................................................            131,408
Administrative fees............................................................................            125,239
Registration fees..............................................................................             71,568
Audit and tax fees.............................................................................             59,790
Legal fees.....................................................................................             58,867
Printing fees..................................................................................             41,949
Custodian fees.................................................................................             36,922
Commitment fees................................................................................             21,109
Trustees' fees and expenses....................................................................             17,945
Financial reporting fees.......................................................................              9,250
Other..........................................................................................             25,789
                                                                                                     -------------
   Total expenses..............................................................................          2,052,773
   Fees waived or expenses reimbursed by the investment advisor................................            (11,894)
                                                                                                     -------------
Net expenses...................................................................................          2,040,879
                                                                                                     -------------
NET INVESTMENT INCOME (LOSS)...................................................................          7,504,095
                                                                                                     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................           (166,375)
   Net change in unrealized appreciation (depreciation) on investments.........................         (6,525,815)
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         (6,692,190)
                                                                                                     -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $     811,905
                                                                                                     =============


                        See Notes to Financial Statements                Page 23

FIRST TRUST SHORT DURATION HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      YEAR               YEAR
                                                                                      ENDED              ENDED
                                                                                   10/31/2015          10/31/2014
                                                                                  -------------      -------------
OPERATIONS:
Net investment income (loss)...................................................   $   7,504,095      $   5,507,760
Net realized gain (loss).......................................................        (166,375)           404,020
Net change in unrealized appreciation (depreciation)...........................      (6,525,815)        (1,381,238)
                                                                                  -------------      -------------
Net increase (decrease) in net assets resulting from operations................         811,905          4,530,542
                                                                                  -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
Class A Shares.................................................................      (1,790,616)        (2,269,154)
Class C Shares.................................................................        (789,673)          (603,979)
Class I Shares.................................................................      (4,083,110)        (2,701,972)
                                                                                  -------------      -------------
                                                                                     (6,663,399)        (5,575,105)
                                                                                  -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A Shares.................................................................         (98,912)                --
Class C Shares.................................................................         (50,651)                --
Class I Shares.................................................................        (200,327)                --
                                                                                  -------------      -------------
                                                                                       (349,890)                --
                                                                                  -------------      -------------
Total distributions to shareholders............................................      (7,013,289)        (5,575,105)
                                                                                  -------------      -------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold......................................................      85,496,905        178,132,449
Proceeds from shares reinvested................................................       6,034,789          5,083,225
Cost of shares redeemed........................................................     (83,897,426)      (103,039,227)
                                                                                  -------------      -------------
Net increase (decrease) in net assets resulting from capital transactions......       7,634,268         80,176,447
                                                                                  -------------      -------------
Total increase (decrease) in net assets........................................       1,432,884         79,131,884
NET ASSETS:
Beginning of period............................................................     180,867,660        101,735,776
                                                                                  -------------      -------------
End of period..................................................................   $ 182,300,544      $ 180,867,660
                                                                                  =============      =============
Accumulated net investment income (loss) at end of period......................   $     815,397      $     (38,267)
                                                                                  =============      =============


Page 24                  See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     YEAR ENDED OCTOBER 31,      FOR THE PERIOD
                                                 ------------------------------       ENDED
CLASS A SHARES                                        2015            2014       10/31/2013 (a)
                                                 --------------  --------------  --------------
Net asset value, beginning of period............   $    20.54      $    20.68      $    20.00
                                                   ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)................         0.90            0.76            0.65
Net realized and unrealized gain (loss).........        (0.77)          (0.12)           0.90
                                                   ----------      ----------      ----------
Total from investment operations................         0.13            0.64            1.55
                                                   ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        (0.80)          (0.78)          (0.70)
Net realized gain...............................        (0.04)             --              --
Return of capital...............................           --              --           (0.17)
                                                   ----------      ----------      ----------
Total from distributions........................        (0.84)          (0.78)          (0.87)
                                                   ----------      ----------      ----------
Net asset value, end of period..................   $    19.83      $    20.54      $    20.68
                                                   ==========      ==========      ==========
TOTAL RETURN (c)................................         0.63%           3.14%           7.87% (d)
                                                   ==========      ==========      ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $   53,433      $   53,304      $   44,819
Ratio of total expenses to average net assets...         1.26%           1.38%           1.54% (e)
Ratio of net expenses to average net assets.....         1.25%           1.25%           1.25% (e)
Ratio of net investment income (loss) to
   average net assets...........................         4.43%           3.68%           3.20% (e)
Portfolio turnover rate.........................           58%            109%             89%

(a) Class A Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.50% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within twelve months of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 service fees of 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d) The Fund received a payment from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079 in connection with a trade error. The payment from the Advisor represents less than $0.01 per share and had no effect on the total return of the Class A Shares.

(e)   Annualized.


                        See Notes to Financial Statements                Page 25

FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     YEAR ENDED OCTOBER 31,      FOR THE PERIOD
                                                 ------------------------------       ENDED
CLASS C SHARES                                        2015            2014       10/31/2013 (a)
                                                 --------------  --------------  --------------
Net asset value, beginning of period............   $    20.52      $    20.66      $    20.00
                                                   ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)................         0.75            0.60            0.50
Net realized and unrealized gain (loss).........        (0.77)          (0.11)           0.89
                                                   ----------      ----------      ----------
Total from investment operations................        (0.02)           0.49            1.39
                                                   ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        (0.65)          (0.63)          (0.59)
Net realized gain...............................        (0.04)             --              --
Return of capital...............................           --              --           (0.14)
                                                   ----------      ----------      ----------
Total from distributions........................        (0.69)          (0.63)          (0.73)
                                                   ----------      ----------      ----------
Net asset value, end of period..................   $    19.81      $    20.52      $    20.66
                                                   ==========      ==========      ==========
TOTAL RETURN (c)................................        (0.12)%          2.38%           7.04% (d)
                                                   ==========      ==========      ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $   25,213      $   24,531      $   13,522
Ratio of total expenses to average net assets...         2.01%           2.13%           2.29% (e)
Ratio of net expenses to average net assets.....         2.00%           2.00%           2.00% (e)
Ratio of net investment income (loss) to
   average net assets...........................         3.68%           2.93%           2.45% (e)
Portfolio turnover rate.........................           58%            109%             89%

(a) Class C Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 distribution and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d) The Fund received a payment from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079 in connection with a trade error. The payment from the Advisor represents less than $0.01 per share and had no effect on the total return of the Class C Shares.

(e)   Annualized.


Page 26                 See Notes to Financial Statements

FIRST TRUST SHORT DURATION HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     YEAR ENDED OCTOBER 31,      FOR THE PERIOD
                                                 ------------------------------       ENDED
CLASS I SHARES                                        2015            2014       10/31/2013 (a)
                                                 --------------  --------------  --------------
Net asset value, beginning of period............   $    20.54      $    20.68      $    20.00
                                                   ----------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)................         0.95            0.81            0.70
Net realized and unrealized gain (loss).........        (0.77)          (0.12)           0.90
                                                   ----------      ----------      ----------
Total from investment operations................         0.18            0.69            1.60
                                                   ----------      ----------      ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...........................        (0.85)          (0.83)          (0.74)
Net realized gain...............................        (0.04)             --              --
Return of capital...............................           --              --           (0.18)
                                                   ----------      ----------      ----------
Total from distributions........................        (0.89)          (0.83)          (0.92)
                                                   ----------      ----------      ----------
Net asset value, end of period..................   $    19.83      $    20.54      $    20.68
                                                   ==========      ==========      ==========
TOTAL RETURN (c)................................         0.88%           3.40%           8.11% (d)
                                                   ==========      ==========      ==========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............   $  103,655      $  103,033      $   43,395
Ratio of total expenses to average net assets...         1.01%           1.13%           1.29% (e)
Ratio of net expenses to average net assets.....         1.00%           1.00%           1.00% (e)
Ratio of net investment income (loss) to
   average net assets...........................         4.68%           3.93%           3.45% (e)
Portfolio turnover rate.........................           58%            109%             89%

(a) Class I Shares were initially seeded and commenced operations on November 1, 2012.

(b)   Per share amounts have been calculated using the average shares method.

(c) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor. Total return is calculated for the time period presented and is not annualized for periods less than one year.

(d) The Fund received a payment from First Trust Advisors L.P. (the "Advisor") in the amount of $1,079 in connection with a trade error. The payment from the Advisor represents less than $0.01 per share and had no effect on the total return of the Class I Shares.

(e)   Annualized.


                        See Notes to Financial Statements                Page 27

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2015


                                1. ORGANIZATION

First Trust Short Duration High Income Fund (the "Fund") is a series of the First Trust Series Fund (the "Trust"), a Massachusetts business trust organized on July 9, 2010, and is registered as a diversified open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers three classes of shares: Class A, Class C and Class I. Each class represents an interest in the same portfolio of investments but with a different combination of sales charges, distribution and service (12b-1) fees, eligibility requirements and other features.

The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high-yield debt securities and bank loans that are rated below-investment grade or unrated. High-yield debt securities are below-investment grade debt securities, commonly known as "junk bonds." For purposes of determining whether a security is below-investment grade, the lowest available rating is used. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Fund, which is an investment company within the scope of Financial Accounting Standards Board ("FASB") Accounting Standards Update 2013-08, follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of the Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares of the class outstanding. Differences in NAV of each class of the Fund's shares are generally expected to be due to the daily expense accruals of the specified distribution and service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Trust's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      The Senior Floating-Rate Loan Interests ("Senior Loans")1 in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

-----------------------------

1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2015


      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

     12)    borrower's/issuer's competitive position within the industry;

     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

     14)    other relevant factors.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2015


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund did not have any when-issued, delayed-delivery or forward purchase commitments (other than unfunded commitments discussed below) as of October 31, 2015.

C. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $47,872 as of October 31, 2015.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund will declare daily and pay monthly distributions of all or a portion of its net income to holders of each class of shares. Distributions of any net capital gains earned by the Fund will be distributed at least annually. Distributions will automatically be reinvested into additional Fund shares unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended October 31, 2015, primarily as a result of differing book/tax treatment on recognition of amortization/accretion on portfolio holdings, have been reclassified at year end to reflect an increase in accumulated net investment income (loss) by $12,968, a decrease in accumulated net realized gain (loss) on investments by $33,769 and an increase to paid-in capital of $20,801. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2015


The tax character of distributions paid during the fiscal year ended October 31, 2015, and 2014, was as follows:

Distributions paid from:                               2015             2014
Ordinary income..............................     $   6,915,557    $   5,575,105
Capital gain.................................            97,732               --
Return of capital............................                --               --

As of October 31, 2015, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income................     $   1,167,264
Undistributed capital gains..................                --
                                                  -------------
Total undistributed earnings.................         1,167,264
Accumulated capital and other losses.........          (208,644)
Net unrealized appreciation (depreciation)...        (7,467,055)
                                                  -------------
Total accumulated earnings (losses)..........        (6,508,435)
Other........................................                --
Paid-in capital..............................       188,808,979
                                                  -------------
Net assets...................................     $ 182,300,544
                                                  =============

E. INCOME TAXES

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2015, the Fund had non-expiring capital loss carryforwards of $208,644 for federal income tax purposes.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2013, 2014 and 2015 remain open to federal and state audit. As of October 31, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES

The Fund will pay all expenses directly related to its operations. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service (12b-1) fees and incremental transfer agency costs which are unique to each class of shares.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of the Fund (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.00% of average daily net assets of any class of shares of the Fund (the "Expense Cap") until February 28, 2017, and then will not exceed 1.35% from March 1, 2017, through February 28, 2026 (the "Expense Cap Termination Date"). Expenses borne and fees waived by First Trust are subject to recovery by First Trust up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding the Expense Cap in place at the time the expense was borne or the fee was waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statement of Operations. The advisory fee waivers and expense reimbursements for the year ended October 31, 2015, and the expenses borne by First Trust subject to recovery were as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2015


                                              EXPENSES SUBJECT TO RECOVERY
                                    ------------------------------------------------
                                    PERIOD ENDED       YEAR ENDED        YEAR ENDED
  ADVISORY           EXPENSE        OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
 FEE WAIVER       REIMBURSEMENT         2013             2014              2015              TOTAL
------------      ------------      ------------      ------------      ------------      ------------
   $11,894          $     --          $116,236           $188,551          $11,894          $316,681

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.


                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions were as follows:

                                        YEAR ENDED                        YEAR ENDED
                                     OCTOBER 31, 2015                  OCTOBER 31, 2014

                                  SHARES          VALUE             SHARES          VALUE
                                ----------    -------------       ----------    -------------
Sales:
     Class A                     1,258,674    $  25,202,422        3,492,215    $  71,976,299
     Class C                       348,495        7,101,059          687,294       14,196,208
     Class I                     2,616,387       53,193,424        4,450,496       91,959,942
                                ----------    -------------       ----------    -------------
Total Sales:                     4,223,556    $  85,496,905        8,630,005    $ 178,132,449
                                ==========    =============       ==========    =============

Dividend Reinvestment:

     Class A                        76,276    $   1,547,654          103,831    $   2,146,681
     Class C                        35,343          716,170           24,663          509,005
     Class I                       185,889        3,770,965          117,616        2,427,539
                                ----------    -------------       ----------    -------------
Total Dividend Reinvestment:       297,508    $   6,034,789          246,110    $   5,083,225
                                ==========    =============       ==========    =============
Redemptions:
     Class A                    (1,235,840)   $ (25,035,811)      (3,168,303)   $ (65,511,197)
     Class C                      (306,658)      (6,230,308)        (171,124)      (3,533,429)
     Class I                    (2,591,742)     (52,631,307)      (1,650,504)     (33,994,601)
                                ----------    -------------       ----------    -------------
Total Redemptions:              (4,134,240)   $ (83,897,426)      (4,989,931)   $(103,039,227)
                                ==========    =============       ==========    =============

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended October 31, 2015, were $101,670,987 and $93,882,282, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                                OCTOBER 31, 2015


                                 6. BORROWINGS

Effective March 27, 2014, the Trust, on behalf of the Fund, along with First Trust Variable Insurance Trust and First Trust Exchange-Traded Fund IV, entered into a $30 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust allocates amongst the funds that have access to the BNYM Line of Credit. To the extent that the Fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Effective February 6, 2015, the BNYM Line of Credit was amended and the maximum commitment amount increased from $30 million to $80 million. The Fund borrowed $1,500,000 for a period of 4 days, from December 22, 2014 through December 25, 2014, at a rate of 1.38%. The Fund incurred interest expense of $230 associated with this borrowing. As of October 31, 2015, the Fund did not have any outstanding borrowings under the BNYM Line of Credit.

                        7. DISTRIBUTION AND SERVICE PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the share classes of the Fund are authorized to pay an amount up to 0.25% and 1.00% of their average daily net assets each year for Class A and Class C, respectively, to reimburse and compensate First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Fund shares or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Class I shares have no 12b-1 fees.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On November 10, 2015, the BNYM Line of Credit was increased to $135 million.

At a meeting on December 7, 2015, the Board accepted Mr. Bradley's resignation from his position as the President and Chief Executive Officer of the Trust, effective December 31, 2015. At the same meeting, the Board elected Mr. Dykas to serve as the President and Chief Executive Officer and Mr. Donald Swade, formerly an Assistant Treasurer of the Trust, to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SHORT DURATION HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Short Duration High Income Fund (the "Fund"), a series of the First Trust Series Fund, including the portfolio of investments, as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the Fund's custodian, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Short Duration High Income Fund as of October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 22, 2015

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain, if applicable) distributions made by the Fund during the period ended October 31, 2015, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

For the year ended October 31, 2015, the amount of long-term capital gain distributions designated by the Fund was $97,732 which is taxable at the applicable capital gain tax rates for federal income purposes.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. THE FOLLOWING SUMMARIZES SOME, BUT NOT ALL, OF THE RISKS THAT SHOULD BE CONSIDERED FOR THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER FUND REGULATORY FILINGS.

HIGH-YIELD SECURITIES RISK: High-yield securities, or "junk bonds," are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high-yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high-yield securities is smaller and less liquid than that for investment grade securities. High-yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high-yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

CREDIT RISK: Credit risk is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high-yield or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

INTEREST RATE RISK: Interest rate risk is the risk that the value of the debt securities held by the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

BANK LOANS RISK: An investment in bank loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans, in which the Fund invests, are usually rated below-investment grade but may also be unrated.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)


As a result, the risks associated with these loans are similar to the risks of below-investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus, including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

CURRENCY RISK: Because the Fund's net asset value ("NAV") is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

PREPAYMENT RISK: Loans and other fixed income investments are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio may decline as the Fund generally holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset every 30 to 90 days.

NEW FUND RISK: The Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Series Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") between the Trust, on behalf of the First Trust Short Duration High Income Fund (the "Fund"), and First Trust Advisors L.P. (the "Advisor" or "First Trust") at a meeting held on June 16, 2015. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 20, 2015 and June 16, 2015, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor (including the relevant personnel responsible for these services and their

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)


experience); the advisory fee for the Fund as compared to fees charged to other clients of the Advisor and as compared to fees charged to a peer group of funds selected by Management Practice, Inc. ("MPI"), an independent source (the "MPI Peer Group"); expenses of the Fund as compared to expense ratios of the funds in the MPI Peer Group; performance information for the Fund; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at a special meeting held on April 20, 2015, at which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and those were considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 16, 2015 meeting, as well as at the meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.

In reviewing the Agreement, the Board considered the nature, extent and quality of services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, noting that the Advisor's Leveraged Finance Investment Team is responsible for day-to-day management of the Fund's investments. The Board considered that the Advisor applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. At the April 20, 2015 meeting, the Board received a presentation from the senior portfolio manager of the Leveraged Finance Investment Team, who discussed the services that the Team provides to the Fund and how the Team manages the Fund's investments. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring compliance with the 1940 Act and the Fund's investment objectives and policies. The Board considered the significant asset growth of the First Trust Fund Complex and the Advisor's concomitant investment in infrastructure and personnel dedicated to the First Trust funds. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory fees paid under the Agreement. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other funds that have investment objectives and policies similar to the Fund's, but does provide services to certain separately managed accounts that may have investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a lower advisory fee rate to the separately managed accounts, as well as the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board reviewed data prepared by MPI showing the advisory fee and expense ratio (Class A shares) of the Fund as compared to the advisory fees and expense ratios of the MPI Peer Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that most of the funds in the MPI Peer Group have mandates that require significant investment in either high-yield bonds or senior loans, while the Fund has a strategy that allows for shifts between high-yield bonds and senior loans. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of the MPI Peer Group. The Board considered that the Advisor agreed to waive fees and/or pay Fund expenses through February 28, 2017 to the extent necessary to prevent the annual operating expenses of the Fund (excluding taxes, interest, brokerage commissions and other normal charges incident to the purchase and sale of portfolio securities, distribution and service fees payable pursuant to a Rule 12b 1 plan, if any, and extraordinary expenses) from exceeding 1.00% of a class' average daily net assets, and from March 1, 2017 through February 28, 2026 to the extent necessary to prevent annual operating expenses (with the same exclusions) from exceeding 1.35% of a class' average daily net assets. The Board noted that fees waived or expenses borne by the Advisor are subject to reimbursement by the Fund for up to three years from the date the fee was waived or the expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the fees were waived or the expenses were borne by the Advisor.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also reviewed data prepared by MPI comparing the Fund's performance (based on Class A shares) for the one-year and since-inception periods ended December 31, 2014 to the performance of the MPI Peer Group and to a blended benchmark index. In reviewing the Fund's performance as compared to the performance of the MPI Peer Group, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information presented, the Board noted that the Fund's performance was above the median of the MPI Peer Group for the one-year and since-inception periods ended December 31, 2014.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)


On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory fee was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor under the Agreement.

The Board noted that the Advisor has made and continues to make significant investments in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board also considered the costs of the services provided and any profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2014, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and considered that the Advisor estimated that the Fund was not profitable for the Advisor. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that in addition to the advisory fees paid by the Fund, FTP is compensated for services provided to the Fund through 12b 1 fees and that First Trust also is compensated for providing fund reporting services to the Fund. The Board noted that the Advisor does not maintain any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                TERM OF OFFICE                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND               AND LENGTH OF                PRINCIPAL OCCUPATIONS              OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST              SERVICE                     DURING PAST 5 YEARS                 TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton Orthopedics;        117        None
c/o First Trust Advisors L.P.                        Limited Partner, Gundersen Real Estate
120 East Liberty Drive,          o Since Trust       Limited Partnership; Member, Sportsmed
  Suite 400                        Inception         LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         117        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Trust       (May 2007 to March 2010), ADM Investor                       Inc., ADM
  Suite 400                        Inception         Services, Inc. (Futures Commission                           Investor Services
Wheaton, IL 60187                                    Merchant)                                                    International, and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association


Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 117        Director of Trust
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Company of
120 East Liberty Drive,          o Since Trust       Consulting)                                                  Illinois
  Suite 400                        Inception
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee         o Indefinite Term   Managing Director and Chief Operating             117        Director of
c/o First Trust Advisors L.P.                        Officer (January 2015 to Present), Pelita                    Covenant
120 East Liberty Drive,          o Since Trust       Harapan Educational Foundation                               Transport, Inc.
  Suite 400                        Inception         (Educational Products and Services);                         (May 2003 to
Wheaton, IL 60187                                    President and Chief Executive Officer                        May 2014)
D.O.B.: 03/54                                        (June 2012 to September 2014), Servant
                                                     Interactive LLC (Educational Products and
                                                     Services); President and Chief Executive
                                                     Officer (June 2012 to September 2014), Dew
                                                     Learning LLC (Educational Products and
                                                     Services); President (June 2002 to June 2012),
                                                     Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010 to         117        None
Chairman of the Board                                Present), President (until December 2010),
120 East Liberty Drive,          o Since Trust       First Trust Advisors L.P. and First Trust
  Suite 400                        Inception         Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                    Directors, BondWave LLC (Software
D.O.B.: 09/55                                        Development Company/Investment Advisor
                                                     and Stonebridge Advisors LLC (Investment
                                                     Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST              LENGTH OF SERVICE                       DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o Since Trust Inception   L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to Present), First Trust
   Suite 400            Accounting Officer           o Since Trust Inception   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o Indefinite Term         General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary and General Counsel,
   Suite 400                                         o Since Trust Inception   BondWave LLC (Software Development Company/
Wheaton, IL 60187                                                              Investment Advisor); Secretary of Stonebridge
D.O.B.: 05/60                                                                  Advisors LLC (Investment Advisor)

Daniel J. Lindquist     Vice President               o Indefinite Term         Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o Since Trust Inception   First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o Indefinite Term         Deputy General Counsel, First Trust Advisors
120 E. Liberty Drive,   and Assistant Secretary                                L.P. and First Trust Portfolios L.P.
   Suite 400                                         o Chief Compliance
Wheaton, IL 60187                                      Officer since
D.O.B.: 12/66                                          January 2011

                                                     o Assistant Secretary
                                                       since Trust Inception

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST SHORT DURATION HIGH INCOME FUND
                          OCTOBER 31, 2015 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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


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

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


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $112,500 for 2014 and $109,000 for 2015.

      Audit Fees (Investment Advisor and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for 2014 and $0 for 2015.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2014 and $0 for 2015.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements, including conducting the seed audit and preparation of the seed audit consent, and are not reported under paragraph (a) of this Item were $0 for the Investment Adviser and $0 for the Distributor for 2014 and $0 for the Investment Adviser and $0 for the Distributor 2015.

(c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $15,200 for 2014 and $15,200 for 2015.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for the Investment Adviser and $0 for the Distributor for 2014 and $0 for the Investment Adviser and $0 for the Distributor 2015.

(d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2014 and $0 for 2015.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the Investment Adviser and $0 for the Distributor for 2014 and $0 for the Investment Adviser and $0 for the Distributor for 2014.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph
       (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:               Adviser and Distributor:
           -----------               ------------------------
             (b) 0%                           (b) 0%
             (c) 0%                           (c) 0%
             (d) 0%                           (d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $15,200 for the registrant, $43,500 for the registrant's investment adviser, $3,000 for the registrant's sub-advisor and $36,000 for the registrant's distributor for 2014, and $15,200 for the registrant, $12,500 for the registrant's investment adviser, $3,000 for the registrant's sub-advisor and $36,500 for the registrant's distributor for 2015.

(h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                First Trust Series Fund
               -------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 22, 2015
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 22, 2015
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 22, 2015
     --------------------

* Print the name and title of each signing officer under his or her signature.